                                                                    EXHIBIT 10.3

                           UNITED COMPANIES FINANCIAL
                                  CORPORATION

                            EMPLOYEES' SAVINGS PLAN


Defined Contribution Plan 7.6

Restated January 1, 1994

                               TABLE OF CONTENTS


INTRODUCTION

ARTICLE I                    FORMAT AND DEFINITIONS

      Section  1.01     -----Format
      Section  1.02     -----Definitions

ARTICLE II                   PARTICIPATION

      Section  2.01     -----Active Participant
      Section  2.02     -----Inactive Participant
      Section  2.03     -----Cessation of Participation
      Section  2.04     -----Adopting Employers-Single Plan

ARTICLE III                  CONTRIBUTIONS

      Section  3.01     -----Employer Contributions
      Section  3.01A    -----Rollover Contributions
      Section  3.02     -----Forfeitures
      Section  3.03     -----Allocation
      Section  3.04     -----Contribution Limitation
      Section  3.05     -----Excess Amounts

ARTICLE IV                   INVESTMENT OF CONTRIBUTIONS

      Section  4.01     -----Investment of Contributions
      Section  4.02     -----Company Stock
      Section  4.03     -----Transactions Involving Employer Securities

ARTICLE V                    BENEFITS

      Section  5.01     -----Retirement Benefits
      Section  5.02     -----Death Benefits
      Section  5.03     -----Vested Benefits
      Section  5.04     -----When Benefits Start
      Section  5.05     -----Loans to Participants

ARTICLE VI                   DISTRIBUTION OF BENEFITS

      Section  6.01     -----Automatic Forms of Distribution
      Section  6.02     -----Optional Forms of Distribution and Distribution Requirements
      Section  6.03     -----Election Procedures
      Section  6.04     -----Notice Requirements





TABLE OF CONTENTS                     2
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
ARTICLE VII                  TERMINATION OF PLAN

ARTICLE VIII                 ADMINISTRATION OF PLAN

      Section  8.01     -----Administration
      Section  8.02     -----Records
      Section  8.03     -----Information Available
      Section  8.04     -----Claim and Appeal Procedures
      Section  8.05     -----Unclaimed Vested Account Procedure
      Section  8.06     -----Delegation of Authority

ARTICLE IX                   GENERAL PROVISIONS

      Section  9.01     -----Amendments
      Section  9.02     -----Direct Rollovers
      Section  9.03     -----Mergers and Direct Transfers
      Section  9.04     -----Provisions Relating to the Insurer and Other Parties
      Section  9.05     -----Employment Status
      Section  9.06     -----Rights to Plan Assets
      Section  9.07     -----Beneficiary
      Section  9.08     -----Nonalienation of Benefits
      Section  9.09     -----Construction
      Section  9.10     -----Legal Actions
      Section  9.11     -----Small Amounts
      Section  9.12     -----Word Usage
      Section  9.13     -----Transfers Between Plans

ARTICLE X                    TOP-HEAVY PLAN REQUIREMENTS

      Section 10.01     -----Application
      Section 10.02     -----Definitions
      Section 10.03     -----Modification of Vesting Requirements
      Section 10.04     -----Modification of Contributions
      Section 10.05     -----Modification of Contribution Limitation

PLAN EXECUTION
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TABLE OF CONTENTS                     3

                                  INTRODUCTION


       The Primary Employer previously established a savings plan on July 1, 1987.

       The Primary Employer is of the opinion that the plan should be changed. It believes that the best means to accomplish these changes is to completely restate the plan's terms, provisions and conditions. The restatement, effective January 1, 1994, is set forth in this document and is substituted in lieu of the prior document.

       The restated plan continues to be for the exclusive benefit of employees of the Employer. All persons covered under the plan on December 31, 1993, shall continue to be covered under the restated plan with no loss of benefits.

       It is intended that the plan, as restated, shall qualify as a profit sharing plan under the Internal Revenue Code of 1986, including any later amendments to the Code.





INTRODUCTION                          4

                                   ARTICLE I

                             FORMAT AND DEFINITIONS

SECTION 1.01--FORMAT.

       Words and phrases defined in the DEFINITIONS SECTION of Article I shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise.

       These words and phrases have an initial capital letter to aid in identifying them as defined terms.

SECTION 1.02--DEFINITIONS.

       ACCOUNT means, for a Participant, his share of the Investment Fund. Separate accounting records are kept for those parts of his Account that result from:

       (a)    Elective Deferral Contributions

       (b)    Matching Contributions

       (c)    Other Employer Contributions

              If the Employer elects to include any of these Contributions in computing the percentages in the EXCESS AMOUNTS SECTION of
              Article III, a separate accounting record shall be kept for any part of his Account resulting from such Employer Contributions.

       (d)    Rollover Contributions

              A Participant's Account shall be reduced by any distribution of his Vested Account and by any Forfeitures. A Participant's Account will participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund. His Account is subject to any minimum guarantees applicable under the Group Contract or other investment arrangement.

       ACTIVE PARTICIPANT means an Eligible Employee who is actively participating in the Plan according to the provisions in the ACTIVE PARTICIPANT SECTION of Article II.

       ADOPTING EMPLOYER means an employer controlled by or affiliated with the Employer and listed in the ADOPTING EMPLOYERS - SINGLE PLAN SECTION of
       Article II.

       AFFILIATED SERVICE GROUP means any group of corporations, partnerships or other organizations of which the Employer is a part and which is affiliated within the meaning of Code Section 414(m) and regulations thereunder. Such a group includes at least two organizations one of which is either a service organization (that is, an organization the principal business of which is performing services), or an organization the principal business of which is performing management functions on a regular and continuing basis. Such service is of a type historically performed by employees. In the case of a management organization, the Affiliated Service Group shall include organizations related, within the





ARTICLE I                             5
       meaning of Code Section 144(a)(3), to either the management organization or the organization for which it performs management functions. The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group.

       ANNUITY STARTING DATE means, for a Participant, the first day of the first period for which an amount is paid as an annuity or any other form.

       BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death. See the BENEFICIARY SECTION of Article IX.

       CLAIMANT means any person who has made a claim for benefits under this Plan. See the CLAIM AND APPEAL PROCEDURES SECTION of Article VIII.

       CODE means the Internal Revenue Code of 1986, as amended.

       COMPANY STOCK means the single class of common stock of the Employer which is publicly traded.

       COMPENSATION means, except as modified in this definition, the total earnings paid or made available to an Employee by the Employer during any specified period.

       "Earnings" in this definition means all wages, salaries, fees for professional services and other amounts received (whether or not paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the plan, but only to the extent includable in gross income. Earnings include, but are not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in section 1.62-2(c) of the regulations). Earnings do not include:

       (a) Contributions made by the Employer to a plan of deferred compensation to the extent contributions are not included in the gross income of the Employee for the taxable year in which contributed, or on behalf of the Employee to a simplified employee pension plan to the extent such contributions are deductible by the Employee, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed.

       (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

       (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

       (d) Other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

       Compensation shall exclude reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation and welfare benefits.

       Compensation shall also include elective contributions. Elective contributions are amounts excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee





ARTICLE I                             6
       pension, cafeteria plan or tax-sheltered annuity. Elective contributions also include Compensation deferred under a Code Section 457 plan maintained by the Employer and Employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as Employer contributions.

       For purposes of the EXCESS AMOUNTS SECTION of Article III, the Employer may elect to use an alternative nondiscriminatory definition of Compensation in accordance with the regulations under Code Section 414(s).

       For Plan Years beginning after December 31, 1988, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any year shall not exceed $200,000. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any year shall not exceed $150,000.

       The $200,000 limit shall be adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d). The $150,000 limit shall be adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which pay is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

       For purposes of determining the Compensation of a Participant for the annual compensation limit, all Participants who are Family Members of a Highly Compensated Employee who is a five percent owner or who is one of the ten (10) highest paid Participants will be considered as being one(1) Employee and the annual compensation limit will be allocated among such individuals by reducing the salary of any Family Member who is limited by Code Section 415 to the lowest amount which permits this limit to be reached, thereafter by reducing the salary of the highest paid Family Member(s) until the aggregate dollar limit is met or until the next highest Family Member's Compensation is reached in which case such next highest Family Member's Compensation shall be reduced at the same rate. This process shall be repeated until the annual limit is reached. A Family Member, for purposes of this Section, shall include only the spouse of a Highly Compensated Employee and any lineal descendants of the Highly Compensated Employee who have not attained age 19 before the last day of the Plan Year.

       If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Years beginning on or after January 1, 1989, which are used to determine benefits in Plan Year beginning after December 31, 1988 and before January 1, 1994, the annual compensation limit is $200,000. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, which are used to determine benefits in Plan Years beginning on or after January 1, 1994, the annual compensation limit is $150,000.

       COMPENSATION YEAR means each one-year period ending on the last day of the Plan Year, including corresponding periods before July 1, 1987.

       CONTINGENT ANNUITANT means an individual named by the Participant to receive a lifetime benefit after the Participant's death in accordance with a survivorship life annuity.

       CONTRIBUTIONS means





ARTICLE I                             7

              Elective Deferral Contributions
              Matching Contributions
              Qualified Nonelective Contributions
              Discretionary Contributions
              Rollover Contributions

       as set out in Article III, unless the context clearly indicates otherwise.

       CONTROLLED GROUP means any group of corporations, trades or businesses of which the Employer is a part that are under common control. A Controlled Group includes any group of corporations, trades or businesses, whether or not incorporated, which is either a parent-subsidiary group, a brother-sister group, or a combined group within the meaning of Code Section 414(b), Code Section 414(c) and regulations thereunder and, for purposes of determining contribution limitations under the CONTRIBUTION LIMITATION SECTION of Article III, as modified by Code Section 415(h) and, for the purpose of identifying Leased Employees, as modified by Code Section 144(a)(3). The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group and any other employer required to be aggregated with the Employer under Code Section 414(o) and the regulations thereunder.

       DIRECT ROLLOVER means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

       DISCRETIONARY CONTRIBUTIONS means discretionary contributions made by the Employer to fund this Plan. See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

       DISTRIBUTEE means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

       ELECTIVE DEFERRAL CONTRIBUTIONS means Contributions made by the Employer to fund this Plan in accordance with a qualified cash or deferred arrangement as described in Code Section 401(k). See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

       ELIGIBILITY BREAK IN SERVICE means an Eligibility Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs an Eligibility Break in Service on the last day of an Eligibility Computation Period in which he has an Eligibility Break in Service.

       ELIGIBILITY COMPUTATION PERIOD means a 12-consecutive month period. The first Eligibility Computation Period begins on an Employee's Employment Commencement Date. Later Eligibility Computation Periods shall be 12-consecutive month periods ending on the last day of each Plan Year that begins after his Employment Commencement Date.

       To determine an Eligibility Computation Period after an Eligibility Break in Service, the Plan shall use the 12-consecutive month period beginning on an Employee's Reemployment Commencement Date as if his Reemployment Commencement Date were his Employment Commencement Date.

       ELIGIBILITY SERVICE means one year of service for each Eligibility Computation Period that has ended and in which an Employee is credited with at least 1,000 Hours-of-Service.

       However, Eligibility Service is modified as follows:





ARTICLE I                             8

       Predecessor Employer service included:

              An Employee's service with a Predecessor Employer shall be included as service with the Employer. This service includes service performed while a proprietor or partner.

       Period of Military Duty included:

              A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

       Controlled Group service included:

              An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

       ELIGIBLE EMPLOYEE means any Employee of the Employer who meets the following requirements. He is not employed as a leased Employee; he is not a non-resident alien deriving no income from the Employer from sources within the United States; he is not an owner-employee or a share-holder employee of the Employer or of an Adopting Employer; and, his employment classification with the Employer is the following:

              Nonbargaining class (not represented for collective bargaining purposes by a bargaining unit which has bargained in good faith with the Employer on the subject of retirement benefits).

       An otherwise Eligible Employee must be an Employee of the Primary Employer or an Adopting Employer to be eligible under this Plan.

       ELIGIBLE RETIREMENT PLAN means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
       Section 403(a) or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution.


       However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

       ELIGIBLE ROLLOVER DISTRIBUTION means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

       (a) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more.

       (b) Any distribution to the extent such distribution is required under Code Section 401(a)(9).





ARTICLE I                             9

       (c) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

       EMPLOYEE means an individual who is employed by the Employer or any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o). A Controlled Group member is required to be aggregated with the Employer.

       EMPLOYER means the Primary Employer. This will also include any successor corporation or firm of the Employer which shall, by written agreement, assume the obligations of this Plan or any predecessor corporation or firm of the Employer (absorbed by the Employer, or of which the Employer was once a part) which became a predecessor because of a change of name, merger, purchase of stock or purchase of assets and which maintained this Plan.

       EMPLOYER CONTRIBUTIONS means

              Elective Deferral Contributions
              Matching Contributions
              Qualified Nonelective Contributions
              Discretionary Contributions

       as set out in Article III, unless the context clearly indicates otherwise.

       EMPLOYMENT COMMENCEMENT DATE means the date an Employee first performs an Hour-of-Service.

       ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See the ACTIVE PARTICIPANT SECTION of Article II.

       FAIR MARKET VALUE means the valuation of Company Stock for purposes of transactions with the Plan, as that valuation is determined under the adequate consideration rules of proposed labor regulations Section 2510.3- 18(b).

       FAMILY MEMBER means an individual described in Code Section
       414(q)(6)(B).

       FISCAL YEAR means the Primary Employer's taxable year. The last day of the Fiscal Year is December 31.

       FORFEITURE means the part, if any, of a Participant's Account that is forfeited. See the FORFEITURES SECTION of Article III.

       FORFEITURE DATE means, as to a Participant, the date the Participant incurs five consecutive Vesting Breaks in Service. A Participant incurs a Vesting Break in Service on the last day of the period used to determine the Vesting Break in Service.

       This is the date on which the Participant's Nonvested Account will be forfeited unless an earlier forfeiture occurs as provided in the FORFEITURES SECTION of Article III.





ARTICLE I                            10

       GROUP CONTRACT means the group annuity contract or contracts into which the Primary Employer enters with the Insurer for the investment of Contributions and the payment of benefits under this Plan. The term Group Contract as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

       HIGHLY COMPENSATED EMPLOYEE means a highly compensated active Employee or a highly compensated former Employee.

       A highly compensated active Employee means any Employee who performs service for the Employer during the determination year and who, during the look-back year:

       (a) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code Section 415(d));

       (b) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code Section 415(d)) and was a member of the top-paid group for such year; or

       (c) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code Section 415(b)(1)(A).

       The term Highly Compensated Employee also means:

       (d) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and

       (e) Employees who are 5 percent owners at any time during the look-back year or determination year.

       If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

       For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

       A highly compensated former Employee means any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

       If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent





ARTICLE I                            11
       owner or top-ten highly compensated Employee. For purposes of this definition, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

       The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code Section 414(q) and the regulations thereunder.

       HOUR-OF-SERVICE means the following:

       (a) Each hour for which an Employee is paid, or entitled to payment, for performing duties for the Employer during the applicable computation period.

       (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer because of a period of time in which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding provisions of this subparagraph (b), no credit will be given to the Employee

              (1)    for more than 501 Hours-of-Service under this subparagraph
                     (b) because of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single computation period); or

              (2) for an Hour-of-Service for which the Employee is directly or indirectly paid, or entitled to payment, because of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment compensation or disability insurance laws; or

              (3) for an Hour-of-Service for a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

              For purposes of this subparagraph (b), a payment shall be deemed to be made by, or due from the Employer, regardless of whether such payment is made by, or due from the Employer, directly or indirectly through, among others, a trust fund or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

       (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours-of-Service shall not be credited both under subparagraph (a) or subparagraph (b) above (as the case may be) and under this subparagraph (c). Crediting of Hours-of-Service for back pay awarded or agreed to with respect to periods described in subparagraph (b) above will be subject to the limitations set forth in that subparagraph.

       The crediting of Hours-of-Service above shall be applied under the rules of paragraphs (b) and (c) of the Department of Labor Regulation 2530.200b-2 (including any interpretations or opinions implementing said





ARTICLE I                            12
       rules); which rules, by this reference, are specifically incorporated in full within this Plan. The reference to paragraph (b) applies to the special rule for determining hours of service for reasons other than the performance of duties such as payments calculated (or not calculated) on the basis of units of time and the rule against double credit. The reference to paragraph (c) applies to the crediting of hours of service to computation periods.

       Hours-of-Service shall be credited for employment with any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o) and the regulations thereunder for purposes of eligibility and vesting. Hours-of-Service shall also be credited for any individual who is considered an employee for purposes of this Plan pursuant to Code Section 414(n) or Code Section 414(o) and the regulations thereunder.

       Solely for purposes of determining whether a one-year break in service has occurred for eligibility or vesting purposes, during a Parental Absence an Employee shall be credited with the Hours-of-Service which otherwise would normally have been credited to the Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours-of-Service per day of such absence. The Hours-of-Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period; or in all other cases, in the following computation period.

       INACTIVE PARTICIPANT means a former Active Participant who has an Account. See the INACTIVE PARTICIPANT SECTION of Article II.

       INSURER means Principal Mutual Life Insurance Company and any other insurance company or companies named by the Trustee or Primary Employer.

       INVESTMENT FUND means the total assets held for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan.

       INVESTMENT MANAGER means any fiduciary (other than a trustee or Named Fiduciary)

       (a) who has the power to manage, acquire, or dispose of any assets of the Plan; and

       (b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940, or (2) is a bank, as defined in the Investment Advisers Act of 1940, or (3) is an insurance company qualified to perform services described in subparagraph
              (a) above under the laws of more than one state; and

       (c) who has acknowledged in writing being a fiduciary with respect to the Plan.

       LATE RETIREMENT DATE means the first day of any month which is after a Participant's Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his Normal Retirement Date, his Late Retirement Date shall be the earliest first day of the month on or after he ceases to be an Employee. An earlier or a later Retirement Date may apply if the Participant so elects. An earlier Retirement Date may apply if the Participant is age 70 1/2. See the WHEN BENEFITS START SECTION of Article V.





ARTICLE I                            13

       LOAN ADMINISTRATOR means the person or positions authorized to administer the Participant loan program.

       The Loan Administrator is the head of the Human Resources Department.

       MATCHING CONTRIBUTIONS means matching contributions made by the Employer to fund this Plan. See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

       NAMED FIDUCIARY means the person or persons who have authority to control and manage the operation and administration of the Plan.

       The Named Fiduciary is the Employer.

       NONHIGHLY COMPENSATED EMPLOYEE means an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

       NONVESTED ACCOUNT means the part, if any, of a Participant's Account that is in excess of his Vested Account.

       NORMAL FORM means a single life annuity with installment refund.

       NORMAL RETIREMENT AGE means the age at which the Participant's normal retirement benefit becomes nonforfeitable. A Participant's Normal Retirement Age is 65.

       NORMAL RETIREMENT DATE means the date the Participant reaches his Normal Retirement Age. Unless otherwise provided in this Plan, a Participant's retirement benefits shall begin on a Participant's Normal Retirement Date if he has ceased to be an Employee on such date and has a Vested Account. Even if the Participant is an Employee on his Normal Retirement Date, he may choose to have his retirement benefit begin on such date. See the WHEN BENEFITS START SECTION of Article V.

       PARENTAL ABSENCE means an Employee's absence from work which begins on or after the first Yearly Date after December 31, 1984,

       (a)    by reason of pregnancy of the Employee,

       (b)    by reason of birth of a child of the Employee,

       (c) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or

       (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

       PARTICIPANT means either an Active Participant or an Inactive
       Participant.

       PERIOD OF MILITARY DUTY means, for an Employee





ARTICLE I                            14

       (a) who served as a member of the armed forces of the United States, and

       (b) who was reemployed by the Employer at a time when the Employee had a right to reemployment in accordance with seniority rights as protected under Section 2021 through 2026 of Title 38 of the
              U. S. Code,

       the period of time from the date the Employee was first absent from active work for the Employer because of such military duty to the date the Employee was reemployed.

       PLAN means the savings plan of the Employer set forth in this document, including any later amendments to it.

       PLAN ADMINISTRATOR means the person or persons who administer the Plan.

       The Plan Administrator is the Employer.

       PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

       PREDECESSOR EMPLOYER means a firm absorbed by the Employer by change of name, merger, acquisition or a change of corporate status, or a firm of which the Employer was once a part.

       PRIMARY EMPLOYER means United Companies Financial Corporation.

       QUALIFIED JOINT AND SURVIVOR FORM means, for a Participant who has a spouse, an immediate survivorship life annuity with installment refund, where the survivorship percentage is 50% and the Contingent Annuitant is the Participant's spouse. A former spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). If a Participant does not have a spouse, the Qualified Joint and Survivor Form means the Normal Form.

       The amount of benefit payable under the Qualified Joint and Survivor Form shall be the amount of benefit which may be provided by the Participant's Vested Account.

       QUALIFIED NONELECTIVE CONTRIBUTIONS means contributions (other than Employer Contributions made to the Plan on behalf of a Participant on account of Elective Deferral Contributions or on account of contributions made by the Participant) made by the Employer to fund this Plan which an Employee may not elect to have paid to him in cash instead of being contributed to the Plan and which are subject to the distribution and nonforfeitability requirements under Code Section 401(k). See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

       QUALIFIED PRERETIREMENT SURVIVOR ANNUITY means a single life annuity with installment refund payable to the surviving spouse of a Participant who dies before his Annuity Starting Date. A former spouse will be treated as the surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

       QUALIFYING EMPLOYER SECURITY means any instrument issued by the Employer and meeting the requirements of Section 4975(e)(8) of the Code.





ARTICLE I                            15

       QUARTERLY DATE means each Yearly Date and the third, sixth and ninth Monthly Date after each Yearly Date which is within the same Plan Year.

       REEMPLOYMENT COMMENCEMENT DATE means the date an Employee first performs an Hour-of-Service following an Eligibility Break in Service.

       REENTRY DATE means the date a former Active Participant reenters the Plan. See the ACTIVE PARTICIPANT SECTION of Article II.

       REGISTRATION TYPE QUALIFYING EMPLOYER SECURITY is a class of securities which is required to be registered under Section 12 of the Securities Exchange Act of 1934 or which would be required to be so registered if it did not qualify for the exemption from registration provided in
       Section 12(g)(2)(H) of said Act.

       RETIREMENT DATE means the date a retirement benefit will begin and is a Participant's Normal or Late Retirement Date, as the case may be.

       ROLLOVER CONTRIBUTIONS means the Rollover Contributions which are made by or for a Participant according to the provisions of the ROLLOVER CONTRIBUTIONS SECTION of Article III.

       TEFRA means the Tax Equity and Fiscal Responsibility Act of 1982.

       TEFRA COMPLIANCE DATE means the date a plan is to comply with the provisions of TEFRA. The TEFRA Compliance Date as used in this Plan is,

       (a)    for purposes of contribution limitations, Code Section 415,

              (1) if the plan was in effect on July 1, 1982, the first day of the first limitation year which begins after December 31, 1982, or

              (2) if the plan was not in effect on July 1, 1982, the first day of the first limitation year which ends after July 1, 1982.

       (b) for all other purposes, the first Yearly Date after December 31, 1983.

       TOTALLY AND PERMANENTLY DISABLED means that a Participant who has completed at least two years of Vesting Service is disabled, as a result of sickness or injury, to the extent that he is prevented from engaging in any substantial gainful activity, and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

       TRUST means an agreement of trust between the Primary Employer and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust may provide for the investment of all or any portion of the Trust Fund in the Group Contract.

       TRUST FUND means the total funds held under the Trust for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan which are forwarded to the Trustee to be deposited in the Trust Fund.





ARTICLE I                            16

       TRUSTEE means the trustee or trustees under the Trust. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

       VALUATION DATE means for purposes of Section 9.14--Transactions Involving Employer Securities, the date on which the value of the assets of the Trust is determined. The value of each Account which is maintained under this Plan shall be determined on the Valuation Date.
       In each Plan Year the Valuation Date shall be the last day of each calendar quarter. In addition, the Plan Administrator may designate from time to time, so long as the Trustee agrees, that another date or dates shall be Valuation Dates with respect to a specific Plan Year.

       VESTED ACCOUNT means the vested part of a Participant's Account. The Participant's Vested Account is equal to that part of his Account which results from Contributions which were 100% vested when made before his Vesting Percentage is 100% and is equal to his Account when his Vesting Percentage is 100%.

       The Participant's Vested Account is nonforfeitable.

       VESTING BREAK IN SERVICE means a Vesting Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs a Vesting Break in Service on the last day of a Vesting Computation Period in which he has a Vesting Break in Service.

       VESTING COMPUTATION PERIOD means a 12-consecutive month period ending on the last day of each Plan Year, including corresponding 12-consecutive month periods before July 1, 1987.

       VESTING PERCENTAGE means the percentage used to determine the nonforfeitable portion of a Participant's Account attributable to Employer Contributions which were not 100% vested when made.

       A Participant's Vesting Percentage is shown in the following schedule opposite the number of whole years of his Vesting Service.

                           VESTING SERVICE                           VESTING
                            (whole years)                          PERCENTAGE
                             Less than 5                                 0
                              5 or more                                100

       However, the Vesting Percentage for a Participant who is an Employee on or after the earliest of (i) the date he reaches his Normal Retirement Age, (ii) the date of his death, or (iii) the date he becomes Totally and Permanently Disabled, shall be 100% on such date.

       If the schedule used to determine a Participant's Vesting Percentage is changed, the new schedule shall not apply to a Participant unless he is credited with an Hour-of-Service on or after the date of the change and the Participant's nonforfeitable percentage on the day before the date of the change is not reduced under this Plan. The amendment provisions of the AMENDMENT SECTION of Article IX regarding changes in the computation of the Vesting Percentage shall apply.

       VESTING SERVICE means one year of service for each Vesting Computation Period in which an Employee is credited with at least 1,000 Hours-of-Service.





ARTICLE I                            17

       However, Vesting Service is modified as follows:

       Rule of parity service excluded:

       An Employee's Vesting Service, accumulated before a Vesting Break in Service, shall be excluded if

              (a)    his Vesting Percentage is zero, and

              (b) his latest period of consecutive Vesting Breaks in Service equals or exceeds the greater of (i) five years, or (ii) his prior Vesting Service (disregarding any Vesting Service that was excluded because of a previous period of Vesting Breaks in Service).

       Predecessor Employer service included:

              An Employee's service with a Predecessor Employer shall be included as service with the Employer. This service includes service performed while a proprietor or partner.

       Period of Military Duty included:

              A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

       Controlled Group service included:

              An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

       YEARLY DATE means July 1, 1987, and each following January 1.

       YEARS OF SERVICE means an Employee's Vesting Service disregarding any modifications which exclude service.





ARTICLE I                            18

                                   ARTICLE II

                                 PARTICIPATION

SECTION 2.01--ACTIVE PARTICIPANT.

       (a) An Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest Quarterly Date on or after January 1, 1994, on which he is an Eligible Employee and has met both of the eligibility requirements set forth below. This date is his Entry Date.

              (1) He has completed one year of Eligibility Service before his Entry Date.

              (2)    He is age 21 or older.

              Each Employee who was an Active Participant under the Plan on December 31, 1993, shall continue to be an Active Participant if he is still an Eligible Employee on January 1, 1994, and his Entry Date shall not change.

              If a person has been an Eligible Employee who has met all the eligibility requirements above, but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Participant on the date he again becomes an Eligible Employee. This date is his Entry Date.

       (b) An Inactive Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

              Upon again becoming an Active Participant, he shall cease to be an Inactive Participant.

       (c) A former Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

       There shall be no duplication of benefits for a Participant under this Plan because of more than one period as an Active Participant.

SECTION 2.02--INACTIVE PARTICIPANT.

       An Active Participant shall become an Inactive Participant (stop accruing benefits under the Plan) on the earlier of the following:

       (a) The date on which he ceases to be an Eligible Employee (on his Retirement Date if the date he ceases to be an Eligible Employee occurs within one month of his Retirement Date).

       (b)    The effective date of complete termination of the Plan.





ARTICLE II                           19

       An Employee or former Employee who was an Inactive Participant under the Plan on December 31, 1993, shall continue to be an Inactive Participant on January 1, 1994. Eligibility for any benefits payable to him or on his behalf and the amount of the benefits shall be determined according to the provisions of the prior document, unless otherwise stated in this document.

SECTION 2.03--CESSATION OF PARTICIPATION.

       A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and his Account is zero.

SECTION 2.04--ADOPTING EMPLOYERS - SINGLE PLAN.

       Each of the employers controlled by or affiliated with the Employer and listed below is an Adopting Employer. Each Adopting Employer listed below participates with the Employer in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing.

       If the Adopting Employer did not maintain its plan before its date of adoption specified below, its date of adoption shall be the Entry Date for any of its employees who have met the requirements in the ACTIVE PARTICIPANT SECTION of Article II as of that date. Service with and earnings from an Adopting Employer shall be included as service with and earnings from the Employer. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer or the Employer shall not be considered an interruption of service.

       Contributions made by an Adopting Employer shall be treated as Contributions made by the Employer. Forfeitures arising from those Contributions shall be used for the benefit of all Participants.

       An employer shall not be an Adopting Employer if it ceases to be controlled by or affiliated with the Employer. Such an employer may continue a retirement plan for its employees in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from the list below.

       If an employer ceases to be an Adopting Employer and does not continue a retirement plan for the benefit of its employees, partial termination may result and the provisions of Article VII apply.

                               ADOPTING EMPLOYERS

NAME                                                  FISCAL YEAR END               DATE OF ADOPTION
United Companies Life Insurance Company               December 31                   January 1, 1994
United Companies Variable Services, Inc.              December 31                   February 23, 1995
United Companies Lending Corporation                  December 31                   January 1, 1994
Unicor Mortgage, Inc.                                 December 31                   January 1, 1994
Ginger Mae, Inc.                                      December 31                   January 1, 1994
Pelican Mortgage Company, Inc.                        December 31                   January 1, 1994
Southern Mortgage Acquisition, Inc.                   December 31                   January 1, 1994
Adobe, Inc.                                           December 31                   January 1, 1994
United Companies Management Company, Inc.             December 31                   January 1, 1994
UCFC Acceptance Corporation                           December 31                   January 1, 1994
United Companies Mortgage of Tennessee, Inc.          December 31                   January 1, 1994
United Companies Realty & Development, Inc.           December 31                   January 1, 1994





ARTICLE II                           20

NAME                                                  FISCAL YEAR END               DATE OF ADOPTION
United Communications Corporation of
Louisiana, Inc.                                       December 31                   January 1, 1994
United General Title Insurance Company, Inc.          December 31                   January 1, 1994
United Plan Insurance Agency, Inc.                    December 31                   January 1, 1994
United Companies Credit Life Insurance
of Nevada Incorporated                                December 31                   March 14, 1995
United Companies Lending Group, Inc.                  December 31                   January 17, 1995
United Companies Funding, Inc.                        December 31                   June 19, 1995
United Companies Second Mortgage
Corporation of Minnesota                              December 31                   May 23, 1995





ARTICLE II                           21

                                  ARTICLE III

                                 CONTRIBUTIONS

SECTION 3.01--EMPLOYER CONTRIBUTIONS.

       Employer Contributions for Plan Years which end on or after January 1, 1994, will be determined as follows. Such Contributions shall be made from current or accumulated net income, earnings or profits of the Employer. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Code Sections 401(a), 402, 412, and 417. Such Contributions will be equal to the Employer Contributions as described below:

       (a) The amount of each Elective Deferral Contribution for a Participant shall be equal to any percentage (not less than 1% nor more than 15%) of his Compensation for the pay period as elected in his elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with the Employer. The elective deferral agreement to start Elective Deferral Contributions may be effective on a Participant's Entry Date (Reentry Date, if applicable) or any following Quarterly Date. The Participant shall make any change or terminate the elective deferral agreement by filing a new elective deferral agreement. A Participant's elective deferral agreement making a change may be effective on any date an elective deferral agreement to start Elective Deferral Contributions could be effective. A Participant's elective deferral agreement to stop Elective Deferral Contributions may be effective on any date. The elective deferral agreement must be in writing and effective before the beginning of the pay period in which Elective Deferral Contributions are to start, change or stop.

              Elective Deferral Contributions are fully (100%) vested and nonforfeitable.

       (b) The amount of each Matching Contribution for a Participant shall be equal to a percentage (up to 100%) as determined by the Employer, of the Elective Deferral Contributions made for him for the pay period, disregarding any Elective Deferral Contributions in excess of 5% of his Compensation for the pay period.

              Matching Contributions are subject to the Vesting Percentage. Matching Contributions will be invested in Company Stock and the Contribution may be made in Qualifying Employer Securities.

       (c) The amount of each Qualified Nonelective Contribution shall be determined by the Employer. A Qualified Nonelective Contribution shall be made for a Participant only if he is a Nonhighly Compensated Employee.

              Qualified Nonelective Contributions are fully (100%) vested and nonforfeitable.

       (d) The amount of each Discretionary Contribution shall be determined by the Employer. In addition, the Employer may contribute to the Trustee such amounts of cash or of Qualifying Employer Securities as shall be voted from time to time by the Board of Directors.

              Discretionary Contributions are subject to the Vesting
              Percentage.





ARTICLE III                          22

       No Participant shall be permitted to have Elective Deferral Contributions, as defined in the EXCESS AMOUNTS SECTION of Article III, made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year.

       The Employer shall pay to the Insurer its Contributions used to determine the Actual Deferral Percentage, as defined in the EXCESS AMOUNTS SECTION of Article III, to the Plan for each Plan Year not later than the end of the twelve-month period immediately following the Plan Year for which they are deemed to be paid. Any such Contributions accumulated through payroll deductions shall be paid within 90 days of the date withheld or the date it is first reasonably practical for the Employer to do so, if earlier.

       A portion of the Plan assets resulting from Employer Contributions (but not more than the original amount of those Contributions) may be returned if the Employer Contributions are made because of a mistake of fact or are more than the amount deductible under Code Section 404 (excluding any amount which is not deductible because the Plan is disqualified). The amount involved must be returned to the Employer within one year after the date the Employer Contributions are made by mistake of fact or the date the deduction is disallowed, whichever applies. Except as provided under this paragraph and
Article VII, the assets of the Plan shall never be used for the benefit of the Employer and are held for the exclusive purpose of providing benefits to Participants and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

SECTION 3.01B--ROLLOVER CONTRIBUTIONS.

       A Rollover Contribution may be made by or for an Eligible Employee if the following conditions are met:

       (a) The Contribution is a rollover contribution which the Code permits to be transferred to a plan that meets the requirements of Code Section 401(a).

       (b) If the Contribution is made by the Eligible Employee, it is made within sixty days after he receives the distribution.

       (c) The Eligible Employee furnishes evidence satisfactory to the Plan Administrator that the proposed transfer is in fact a rollover contribution that meets conditions (a) and (b) above.

       The Rollover Contribution may be made by the Eligible Employee or the Eligible Employee may direct the trustee or named fiduciary of another plan to transfer the funds which would otherwise be a Rollover Contribution directly to this Plan. Such transferred funds shall be called a Rollover Contribution.
The Contribution shall be made according to procedures set up by the Plan Administrator.

       If the Eligible Employee is not an Active Participant at the time the Rollover Contribution is made, he shall be deemed to be a Participant only for the purposes of investment and distribution of the Rollover Contribution. He shall not share in the allocation of Employer Contributions until the time he meets all the requirements to become an Active Participant.

       Rollover Contributions made by or for an Eligible Employee shall be credited to his Account. The part of the Participant's Account resulting from Rollover Contributions is fully (100%) vested and nonforfeitable at all times. A separate accounting record shall be maintained for that part of his Rollover Contribution which consists





ARTICLE III                          23
of voluntary contributions that were deducted from the Participant's gross income for Federal income tax purposes.

SECTION 3.02--FORFEITURES.

       The Nonvested Account of a Participant shall be forfeited as of the earlier of the following: the date of the Participant's death, if prior to such date he had ceased to be an Employee; or his Forfeiture Date. All or a part of a Participant's Nonvested Account will be forfeited if, after he ceases to be an Employee, he receives a distribution of his entire Vested Account or a distribution of his Vested Account derived from Employer Contributions which were not 100% vested when made according to the provisions of the VESTED BENEFITS SECTION of Article V or the SMALL AMOUNTS SECTION of Article IX. If a Participant's Vested Account is zero on the date he ceases to be an Employee, he shall be deemed to have received a distribution of his entire Vested Account on such date. The forfeiture will occur as of the date he receives the distribution or on the date such provision became effective, if later. If he receives a distribution of his entire Vested Account, his entire Nonvested Account will be forfeited. If he receives a distribution of his Vested Account from Employer Contributions which were not 100% vested when made, but less than his entire Vested Account, the amount to be forfeited will be determined by multiplying his Nonvested Account by a fraction. The numerator of the fraction is the amount of the distribution derived from Employer Contributions which were not 100% vested when made and the denominator of the fraction is his entire Vested Account derived from such Employer Contributions on the date of distribution.

       A Forfeiture shall also occur as described in the EXCESS AMOUNTS SECTION of Article III.

       Forfeitures may first be applied to pay expenses under the Plan which would otherwise be paid by the Employer.

       Forfeitures not used to pay expenses shall be applied to reduce the earliest Employer Contributions made after the Forfeitures are determined. Forfeitures shall be determined at least once during each taxable year of the Employer. Upon their application, such Forfeitures shall be deemed to be Employer Contributions.

       Forfeitures of Matching Contributions which relate to excess amounts shall be applied as provided in the EXCESS AMOUNTS SECTION of Article III.

       If a Participant again becomes an Eligible Employee after receiving a distribution which caused his Nonvested Account to be forfeited, he shall have the right to repay to the Plan the entire amount of the distribution he received (excluding any amount of such distribution resulting from Contributions which were 100% vested when made). The repayment must be made before the earlier of the date five years after the date he again becomes an Eligible Employee or the end of the first period of five consecutive Vesting Breaks in Service which begin after the date of the distribution.

       If the Participant makes the repayment provided above, the Plan Administrator shall restore to his Account an amount equal to his Nonvested Account which was forfeited on the date of distribution, unadjusted for any investment gains or losses. If the amount of the repayment is zero dollars because the Participant was deemed to have received a distribution because his Vested Account was zero or the plan did not have repayment provisions in effect on the date the distribution was made and he again performs an Hour-of-Service as an Eligible Employee within the repayment period, the Plan Administrator shall restore the Participant's Account as if he had made a required repayment on the date he performed such Hour-of-Service. Restoration of the Participant's Account shall include restoration of all Code Section 411(d)(6) protected benefits with respect to that restored





ARTICLE III                          24

Account, according to applicable Treasury regulations. Provided, however, the Plan Administrator shall not restore the Nonvested Account if a Forfeiture Date has occurred after the date of the distribution and on or before the date of repayment and that Forfeiture Date would result in a complete forfeiture of the amount the Plan Administrator would otherwise restore.

       The Plan Administrator shall restore the Participant's Account by the close of the Plan Year following the Plan Year in which repayment is made. Permissible sources for restoration are Forfeitures or Employer Contributions. The Employer shall contribute, without regard to any requirement or condition of the EMPLOYER CONTRIBUTIONS SECTION of Article III, such additional amount needed to make the required restoration. The repaid and restored amounts are not included in the Participant's Annual Addition, as defined in the CONTRIBUTION LIMITATION SECTION of Article III.

SECTION 3.03--ALLOCATION.

       The following Contributions for the Plan Year shall be allocated among all eligible persons:

       Qualified Nonelective Contributions
       Discretionary Contributions

The eligible persons are all Participants and former Participants who were Active Participants at any time in the Plan Year. The amount allocated to such a person shall be determined below and under Article X.

       The following Contributions for each Plan Year shall be allocated to each Participant for whom such Contributions were made under the EMPLOYER CONTRIBUTIONS SECTION of Article III:

       Elective Deferral Contributions
       Matching Contributions

These Contributions shall be allocated when made and credited to the Participant's Account.

       Discretionary Contributions are allocated as of the last day of each Plan Year. The amount allocated to each eligible person for the Plan Year shall be equal to the Discretionary Contributions for the Plan Year, multiplied by the ratio of (a) his Annual Compensation as of the last day of the Plan Year to (b) the total of such compensation for all eligible persons. This amount is credited to his Account.

SECTION 3.04--CONTRIBUTION LIMITATION.

       (a) For the purpose of determining the contribution limitation set forth in this section, the following terms are defined:

              Aggregate Annual Addition means, for a Participant with respect to any Limitation Year, the sum of his Annual Additions under all defined contribution plans of the Employer, as defined in this section, for such Limitation Year. The nondeductible participant contributions which the Participant makes to a defined benefit plan shall be treated as Annual Additions to a defined contribution plan. The Contributions the Employer, as defined in this section, made for the Participant for a Plan Year beginning on or after March 31, 1984, to an individual medical benefit account, as defined in Code Section 415(l)(2), under a pension or annuity plan of the Employer, as defined in this section, shall be treated as Annual Additions to a defined contribution plan. Also, amounts derived from





ARTICLE III                          25
              contributions paid or accrued after December 31, 1985, in Fiscal Years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, as defined in this section, are treated as Annual Additions to a defined contribution plan. The 25% of Compensation limit under Maximum Permissible Amount does not apply to Annual Additions resulting from contributions made to an individual medical account, as defined in Code Section 415(l)(2), or to Annual Additions resulting from contributions for medical benefits, within the meaning of Code Section 419A, after separation from service.

              Annual Addition means the amount added to a Participant's account for any Limitation Year which may not exceed the Maximum Permissible Amount. The Annual Addition under any plan for a Participant with respect to any Limitation Year, shall be equal to the sum of (1) and (2) below:

              (1) Employer contributions and forfeitures credited to his account for the Limitation Year.

              (2)    Participant contributions made by him for the Limitation
                     Year.

              Before the first Limitation Year beginning after December 31, 1986, the amount under (2) above is the lesser of (i) 1/2 of his nondeductible participant contributions made for the Limitation Year, or (ii) the amount, if any, of his nondeductible participant contributions made for the Limitation Year which is in excess of six percent of his Compensation, as defined in this section, for such Limitation Year.

              Compensation means all wages, salaries, fees for professional services and other amounts received (whether or not paid in cash) for personal services actually rendered in the course of employment with the Employer, as defined in this section, who is maintaining the plan, but only to the extent includable in gross income. Compensation includes, but is not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in section 1.62-2(c) of the regulations). Compensation does not include:

              (1) Contributions made by the Employer, as defined in this section, to a plan of deferred compensation to the extent contributions are not included in the gross income of the Employee for the taxable year in which contributed, or on behalf of the Employee to a simplified employee pension plan to the extent such contributions are deductible by the Employee, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed.

              (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

              (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.





ARTICLE III                          26

              (4) Other amounts which receive special tax benefits, or contributions made by the Employer, as defined in this section, (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

              For any self-employed individual Compensation will mean earned income.

              For purposes of applying the limitations of this section, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

              Defined Benefit Plan Fraction means, with respect to a Limitation Year for a Participant who is or has been a participant in a defined benefit plan ever maintained by the Employer, as defined in this section, the quotient, expressed as a decimal, of

              (1) the Participant's Projected Annual Benefit under all such plans as of the close of such Limitation Year, divided by

              (2) on and after the TEFRA Compliance Date, the lesser of (i) or (ii) below:

                     (i) 1.25 multiplied by the maximum dollar limitation which applies to defined benefit plans determined for the Limitation Year under Code Sections 415(b) or (d) or

                     (ii) 1.4 multiplied by the Participant's highest average compensation as defined in the defined benefit plan(s),

                     including any adjustments under Code Section 415(b).

                     Before the TEFRA Compliance Date, this denominator is the Participant's Projected Annual Benefit as of the close of the Limitation Year if the plan(s) provided the maximum benefit allowable.

              The Defined Benefit Plan Fraction shall be modified as follows:

              If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer, as defined in this section, which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

              Defined Contribution Plan Fraction means, for a Participant with respect to a Limitation Year, the quotient, expressed as a decimal, of

              (1) the Participant's Aggregate Annual Additions for such Limitation Year and all prior Limitation Years, under all defined contribution plans (including the Aggregate Annual Additions





ARTICLE III                          27
                     attributable to nondeductible accounts under defined benefit plans and attributable to all welfare benefit funds, as defined in Code Section 419(e) and attributable to individual medical accounts, as defined in Code Section 415(l)(2)) ever maintained by the Employer, as defined in this section, divided by

              (2) on and after the TEFRA Compliance Date, the sum of the amount determined for the Limitation Year under (i) or
                     (ii) below, whichever is less, and the amounts determined in the same manner for all prior Limitation Years during which he has been an Employee or an employee of a predecessor employer:

                     (i) 1.25 multiplied by the maximum permissible dollar amount for each such Limitation Year, or

                     (ii) 1.4 multiplied by the maximum permissible percentage of the Participant's Compensation, as defined in this section, for each such Limitation Year.

                     Before the TEFRA Compliance Date, this denominator is the sum of the maximum allowable amount of Annual Addition to his account(s) under all the plan(s) of the Employer, as defined in this section, for each such Limitation Year.

              The Defined Contribution Plan Fraction shall be modified as follows:

              If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer, as defined in this section, which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of the Defined Contribution Plan Fraction and Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, the dollar amount determined below shall be permanently subtracted from the numerator of this fraction. The dollar amount is equal to the excess of the sum of the two fractions, before adjustment, over 1.0 multiplied by the denominator of his Defined Contribution Plan Fraction. The adjustment is calculated using his Defined Contribution Plan Fraction and Defined Benefit Plan Fraction as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitations applicable to the first Limitation Year beginning on or after January 1, 1987.

              The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

              For a plan that was in existence on July 1, 1982, for purposes of determining the Defined Contribution Plan Fraction for any Limitation Year ending after December 31, 1982, the Plan Administrator may elect, in accordance with the provisions of Code Section 415, that the denominator for each Participant for all Limitation Years ending before January 1, 1983, will be equal to

              (1) the Defined Contribution Plan Fraction denominator which would apply for the last Limitation Year ending in 1982 if an election under this paragraph were not made, multiplied by.





ARTICLE III                          28

              (2)    a fraction, equal to (i) over (ii) below:

                     (i) the lesser of (A) $51,875, or (B) 1.4, multiplied by 25% of the Participant's Compensation, as defined in this section, for the Limitation Year ending in 1981;

                     (ii) the lesser of (A) $41,500, or (B) 25% of the Participant's Compensation, as defined in this section, for the Limitation Year ending in 1981.

              The election described above is applicable only if the plan administrators under all defined contribution plans of the Employer, as defined in this section, also elect to use the modified fraction.

              Employer means any employer that adopts this Plan and all Controlled Group members and any other entity required to be aggregated with the employer pursuant to regulations under Code
              Section 414(o).

              Limitation Year means the 12-consecutive month period within which it is determined whether or not the limitations of Code
              Section 415 are exceeded. Limitation Year means each 12-consecutive month period ending on the last day of each Plan Year, including corresponding 12-consecutive month periods before July 1, 1987. If the Limitation Year is other than the calendar year, execution of this Plan (or any amendment to this Plan changing the Limitation Year) constitutes the Employer's adoption of a written resolution electing the Limitation Year. If the Limitation Year is changed, the new Limitation Year shall begin within the current Limitation Year, creating a short Limitation Year.

              Maximum Permissible Amount means, for a Participant with respect to any Limitation Year, the lesser of (1) or (2) below:

              (1) The greater of $30,000 or one-fourth of the maximum dollar limitation which applies to defined benefit plans set forth in Code Section 415(b)(1) as in effect for the Limitation Year. (Before the TEFRA Compliance Date, $25,000 multiplied by the cost of living adjustment factor permitted by Federal regulations.)

              (2) 25% of his Compensation, as defined in this section, for such Limitation Year.

              The compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code
              Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an annual addition under Code Section 415(l)(1) or Code Section 419A(d)(2).

              If there is a short Limitation Year because of a change in Limitation Year, the Maximum Permissible Amount will not exceed the maximum dollar limitation which would otherwise apply multiplied by the following fraction:

                 Number of months in the short Limitation Year
                                       12

              Projected Annual Benefit means a Participant's expected annual benefit under all defined benefit plan(s) ever maintained by the Employer, as defined in this section. The Projected Annual Benefit shall be determined assuming that the Participant will continue employment until the later of current





ARTICLE III                          29
              age or normal retirement age under such plan(s), and that the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under such plan(s) will remain constant for all future Limitation Years. Such expected annual benefit shall be adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity.

       (b) The Annual Addition under this Plan for a Participant during a Limitation Year shall not be more than the Maximum Permissible Amount.

       (c) Contributions which would otherwise be credited to the Participant's Account shall be limited or reallocated to the extent necessary to meet the restrictions of subparagraph (b) above for any Limitation Year in the following order. Discretionary Contributions shall be reallocated in the same manner as described in the ALLOCATION SECTION of Article III to the remaining Participants to whom the limitations do not apply for the Limitation Year. The Discretionary Contributions shall be limited if there are no such remaining Participants.
              Qualified Nonelective Contributions shall be limited. Elective Deferral Contributions shall be limited. Elective Deferral Contributions that are not the basis for Matching Contributions shall be limited. Matching Contributions shall be limited to the extent necessary to limit the Participant's Annual Addition under this Plan to his maximum amount. If Matching Contributions are limited because of this limit, Elective Deferral Contributions that are the basis for Matching Contributions shall be reduced in proportion.

              If a Participant's Annual Additions under this Plan and all such other plans result in an Excess Annual Amount, such Excess Annual Amount shall be deemed to consist of the amounts last allocated. In particular, if amounts are allocated as of the same date, Elective Deferrals shall be allocated first; any required Employer Contributions under this Plan or any other cash or deferred arrangement in order to satisfy nondiscrimination tests will be allocated second; amounts allocated as a result of payment of an Employee Stock Ownership Plan Loan under the United Companies Financial Corporation Employee Stock Ownership Plan shall be allocated third; Matching Contributions under this Plan shall be allocated fourth; Discretionary Contributions under this Plan shall be considered allocated fifth; and discretionary Employer Contributions allocated under the United Companies Financial Corporation Employee Stock Ownership Plan for purposes other than ESOP loan repayment, shall be considered to have been allocated last. Thus, Elective Deferrals and Matching Contributions which are allocated prior to the last day of the Plan Year, such as on quarterly allocation dates, will be allocated before any of the above which are allocated on the last day of the Plan Year. Notwithstanding the above, Annual Additions attributable to a welfare benefit fund, if any, will be deemed to have been allocated first, regardless of the actual allocation date.

       (d) A Participant's Aggregate Annual Addition for a Limitation Year shall not exceed the Maximum Permissible Amount.

              If, for the Limitation Year, the Participant has an Annual Addition under more than one defined contribution plan or a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), maintained by the Employer, as defined in this section, and such plans and welfare benefit funds and individual medical accounts do not otherwise limit the Aggregate Annual Addition to the Maximum Permissible Amount, any reduction necessary shall be made first to the profit sharing plans, then to all other such plans and welfare benefit funds and individual medical accounts and, if necessary, by reducing first those that were





ARTICLE III                          30
              most recently allocated. Welfare benefit funds and individual medical accounts shall be deemed to be allocated first. However, elective deferral contributions shall be the last contributions reduced before the welfare benefit fund or individual medical account is reduced.

              If some of the Employer's defined contribution plans were not in existence on July 1, 1982, and some were in existence on that date, the Maximum Permissible Amount which is based on a dollar amount may differ for a Limitation Year. The Aggregate Annual Addition for the Limitation Year in which the dollar limit differs shall not exceed the lesser of (1) 25% of Compensation as defined in this section, (2) $45,475, or (3) the greater of $30,000 or the sum of the Annual Additions for such Limitation Year under all the plan(s) to which the $45,475 amount applies.

       (e) If a Participant is or has been a participant in both defined benefit and defined contribution plans (including a welfare benefit fund or individual medical account) ever maintained by the Employer, as defined in this section, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year shall not exceed 1.0 (1.4 before the TEFRA Compliance Date).

              After all other limitations set out in the plans and funds have been applied, the following limitations shall apply so that the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 (1.4 before the TEFRA Compliance Date). The Projected Annual Benefit shall be limited first. If the Participant's annual benefit(s) equal his Projected Annual Benefit, as limited, then Annual Additions to the defined contribution plan(s) shall be limited to the extent needed to reduce the sum to 1.0 (1.4). First, the voluntary contributions the Participant may make for the Limitation Year shall be limited. Next, in the case of a profit sharing plan, any forfeitures allocated to the Participant shall be reallocated to remaining participants to the extent necessary to reduce the decimal to 1.0 (1.4). Last, to the extent necessary, employer contributions for the Limitation Year shall be reallocated or limited, and any required and optional employee contributions to which such employer contributions were geared shall be reduced in proportion.

              If, for the Limitation Year, the Participant has an Annual Addition under more than one defined contribution plan or welfare benefit fund or individual medical account maintained by the Employer, as defined in this section, any reduction above shall be made first to the profit sharing plans, then to all other such plans and welfare benefit plans and individual medical accounts and, if necessary, by reducing first those that were most recently allocated. However, elective deferral contributions shall be the last contributions reduced before the welfare benefit fund or individual medical account is reduced. The annual addition to the welfare benefit fund and individual medical account shall be limited last.

SECTION 3.05--EXCESS AMOUNTS.

       (a) For the purposes of this section, the following terms are defined:

              Actual Deferral Percentage means the ratio (expressed as a percentage) of Elective Deferral Contributions under this Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year. In modification of the foregoing, Compensation shall be limited to the Compensation received while an Active Participant. The Elective Deferral Contributions used to determine the Actual Deferral Percentage shall include Excess Elective





ARTICLE III                          31

              Deferrals (other than Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferral Contributions made under this Plan or any other plans of the Employer or a Controlled Group member), but shall exclude Elective Deferral Contributions that are used in computing the Contribution Percentage (provided the Average Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferral Contributions). Under such rules as the Secretary of the Treasury shall prescribe, the Employer may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan in computing the Actual Deferral Percentage. For an Eligible Participant for whom such Contributions on his behalf for the Plan Year are zero, the percentage is zero.

              Aggregate Limit means the greater of (1) or (2) below:

              (1)    The sum of

                     (i) 125 percent of the greater of the Average Actual Deferral Percentage of the Nonhighly Compensated Employees for the Plan Year or the Average Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and.

                     (ii) the lesser of 200% or two plus the lesser of such Average Actual Deferral Percentage or Average Contribution Percentage.

              (2)    The sum of

                     (i) 125 percent of the lesser of the Average Actual Deferral Percentage of the Nonhighly Compensated Employees for the Plan Year or the Average Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and

                     (ii) the lesser of 200% or two plus the greater of such Average Actual Deferral Percentage or Average Contribution Percentage.

              Average Actual Deferral Percentage means the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

              Average Contribution Percentage means the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

              Contribution Percentage means the ratio (expressed as a percentage) of the Eligible Participant's Contribution Percentage Amounts to the Eligible Participant's Compensation for the Plan Year. In modification of the foregoing, Compensation shall be limited to the Compensation received while an Active Participant. For an Eligible Participant for whom such Contribution Percentage Amounts for the Plan Year are zero, the percentage is zero.





ARTICLE III                          32

              Contribution Percentage Amounts means the sum of the Participant Contributions and Matching Contributions (that are not Qualified Matching Contributions) under this Plan on behalf of the Eligible Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the Contributions to which they relate are Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions. Under such rules as the Secretary of the Treasury shall prescribe, the Employer may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan which were not used in computing the Actual Deferral Percentage in computing the Contribution Percentage.
              The Employer may also elect to use Elective Deferral Contributions in computing the Contribution Percentage so long as the Average Actual Deferral Percentage test is met before the Elective Deferral Contributions are used in the Average Contribution Percentage test and continues to be met following the exclusion of those Elective Deferral Contributions that are used to meet the Average Contribution Percentage test.

              Elective Deferral Contributions means employer contributions made on behalf of a participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code
              Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any employer contributions made on behalf of a participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferral Contributions shall not include any deferrals properly distributed as excess Annual Additions.

              Eligible Participant means, for purposes of determining the Actual Deferral Percentage, any Employee who is otherwise authorized under the terms of the Plan to have Elective Deferral Contributions made on his behalf for the Plan Year. Eligible Participant means, for purposes of determining the Average Contribution Percentage, any Employee who is otherwise authorized under the terms of the Plan to have Participant Contributions or Matching Contributions made on his behalf for the Plan Year.

              Excess Aggregate Contributions means, with respect to any Plan Year, the excess of:

              (1) The aggregate Contributions taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

              (2) The maximum amount of such Contributions permitted by the Average Contribution Percentage test (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

              Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

              Excess Contributions means, with respect to any Plan Year, the excess of:





ARTICLE III                          33

              (1) The aggregate amount of Contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

              (2) The maximum amount of such Contributions permitted by the Actual Deferral Percentage test (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

              A Participant's Excess Contributions for a Plan Year will be reduced by the amount of Excess Elective Deferrals, if any, previously distributed to the Participant for the taxable year ending in that Plan Year.

              Excess Elective Deferrals means those Elective Deferral Contributions that are includible in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of Article III, under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

              Participant Contributions means contributions made to any plan by or on behalf of a participant that are included in the participant's gross income in the year in which made and that are maintained under a separate account to which earnings and losses are allocated.

              Matching Contributions means employer contributions made to this or any other defined contribution plan, or to a contract described in Code Section 403(b), on behalf of a participant on account of a Participant Contribution made by such participant, or on account of a participant's Elective Deferral Contributions, under a plan maintained by the employer.

              Qualified Matching Contributions means Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made.

              Qualified Nonelective Contributions means any employer contributions (other than Matching Contributions) which an employee may not elect to have paid to him in cash instead of being contributed to the plan and which are subject to the distribution and nonforfeitability requirements under Code
              Section 401(k).

       (b) A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year by notifying the Plan Administrator in writing on or before the first following March 1 of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferral Contributions made to this Plan and any other plans of the Employer or a Controlled Group member and reducing such Excess Elective Deferrals by the amount of Excess Contributions, if any, previously distributed for the Plan Year beginning in that taxable year. The Participant's claim for Excess Elective Deferrals shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Elective Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), will exceed the limit imposed on the Participant by Code Section 402(g) for the year in





ARTICLE III                          34
              which the deferral occurred. The Excess Elective Deferrals assigned to this Plan can not exceed the Elective Deferral Contributions allocated under this Plan for such taxable year.

              Notwithstanding any other provisions of the Plan, Elective Deferral Contributions in an amount equal to the Excess Elective Deferrals assigned to this Plan, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

              The income or loss allocable to such Excess Elective Deferrals shall be equal to the income or loss allocable to the Participant's Elective Deferral Contributions for the taxable year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Elective Deferrals. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such taxable year (as of the end of such taxable year) of the Participant's Account resulting from Elective Deferral Contributions.

              Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable. These Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

       (c) As of the end of each Plan Year after Excess Elective Deferrals have been determined, one of the following tests must be met:

              (1) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

              (2) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Actual Deferral Percentages is not more than 2.

              The Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage) allocated to his account under two or more plans or arrangements described in Code Section 401(k) that are maintained by the Employer or a Controlled Group member shall be determined as if all such Elective Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the regulations under Code
              Section 401(k).





ARTICLE III                          35

              In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code
              Section 401(k) only if they have the same Plan Year.

              For purposes of determining the Actual Deferral Percentage of an Eligible Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage) and Compensation of such Eligible Participant include the Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Participants who are Nonhighly Compensated Employees and for Participants who are Highly Compensated Employees.

              For purposes of determining the Actual Deferral Percentage, Elective Deferral Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

              The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Actual Deferral Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

              The determination and treatment of the Contributions used in computing the Actual Deferral Percentage shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

              If the Plan Administrator should determine during the Plan Year that neither of the above tests is being met, the Plan Administrator may adjust the amount of future Elective Deferral Contributions of the Highly Compensated Employees.

              Notwithstanding any other provisions of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferral Contributions (and amounts treated as Elective Deferral Contributions) of each Family Member that is combined to determine the combined Actual Deferral Percentage.





ARTICLE III                          36

              Excess Contributions shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of Article III, under the Plan.

              The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Contributions shall be equal to the income or loss allocable to the Participant's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or
              both) for the Plan Year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Participant's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage).

              Excess Contributions shall be distributed from the Participant's Account resulting from Elective Deferral Contributions. If such Excess Contributions exceed the balance in the Participant's Account resulting from Elective Deferral Contributions, the balance shall be distributed from the Participant's Account resulting from Qualified Matching Contributions (if applicable) and Qualified Nonelective Contributions, respectively.

              Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable. These Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

       (d) As of the end of each Plan Year, one of the following tests must be met:

              (1) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

              (2) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Contribution Percentages is not more than 2.

              If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage test maintained by the Employer or a Controlled Group member and the sum of the Average Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employees whose Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution.
              The Average Actual Deferral Percentage and





ARTICLE III                          37

              Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Average Actual Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if both the Average Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees does not exceed
              1.25 multiplied by the Average Actual Deferral Percentage and Average Contribution Percentage of the Nonhighly Compensated Employees.

              The Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer or a Controlled Group member shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the regulations under Code Section 401(m).

              In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code sections only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year.

              For purposes of determining the Contribution Percentage of an Eligible Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include Contribution Percentage Amounts and Compensation for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for employees who are Nonhighly Compensated Employees and for employees who are Highly Compensated Employees.

              For purposes of determining the Contribution Percentage, Participant Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

              The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

              The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

              Notwithstanding any other provisions of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if not vested, or distributed, if vested, no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of





ARTICLE III                          38

              Participants who are subject to the family member aggregation rules shall be allocated among the Family Members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each Family Member that is combined to determine the combined Contribution Percentage. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of
              Article III, under the Plan.

              The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Aggregate Contributions shall be equal to the income or loss allocable to the Participant's Contribution Percentage Amounts for the Plan Year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Aggregate Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Participant's Account resulting from Contribution Percentage Amounts.

              Excess Aggregate Contributions shall be distributed from the Participant's Account resulting from Participant Contributions that are not required as a condition of employment or participation or for obtaining additional benefits from Employer Contributions. If such Excess Aggregate Contributions exceed the balance in the Participant's Account resulting from such Participant Contributions, the balance shall be forfeited, if not vested, or distributed, if vested, on a pro-rata basis from the Participant's Account resulting from Contribution Percentage Amounts. These Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.





ARTICLE III                          39

                                   ARTICLE IV

                          INVESTMENT OF CONTRIBUTIONS

SECTION 4.01--INVESTMENT OF CONTRIBUTIONS.

       All Contributions are forwarded by the Employer to the Insurer to be deposited under the Group Contract or forwarded to the Trustee to be deposited in the Trust Fund.

       Investment of Contributions is governed by the provisions of the Trust, the Group Contract and any other funding arrangement in which the Trust Fund is or may be invested. To the extent permitted by the Trust, Group Contract or other funding arrangement and subject to the limitations of Section 4.02 of this Article, the parties named below shall direct the Contributions to any of the accounts available under the Trust or Group Contract and may request the transfer of assets resulting from those Contributions between such accounts. A Participant may not direct the Trustee to invest the Participant's Account in collectibles. Collectibles means any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other tangible personal property specified by the Secretary of Treasury. To the extent that a Participant does not direct the investment of his Account, such Account shall be invested ratably in the accounts available under the Trust or Group Contract in the same manner as the undirected Accounts of all other Participants. The Vested Accounts of all Inactive Participants may be segregated and invested separately from the Accounts of all other Participants.

       The Trust Fund shall be valued at current fair market value as of the last day of the last calendar month ending in the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made and changes in the value of the assets held in the Trust Fund. The Account of a Participant shall be credited with its share of the gains and losses of the Trust Fund. That part of a Participant's Account invested in a funding arrangement which establishes an account or accounts for such Participant thereunder shall be credited with the gain or loss from such account or accounts. That part of a Participant's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Participant's Account invested in such funding arrangement to the total of the Trust Fund invested in such funding arrangement.

       At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform the Trustee and any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

       (a)    Employer Contributions other than Elective Deferral
              Contributions: The Participant shall direct the investment of such Employer Contributions and transfer of assets resulting from those Contributions.

       (b) Elective Deferral Contributions: The Participant shall direct the investment of Elective Deferral Contributions and transfer of assets resulting from those Contributions.





ARTICLE IV                           40

       (c) Rollover Contributions: The Participant shall direct the investment of Rollover Contributions and transfer of assets resulting from those Contributions.

       Investment direction may be made in 5% increments, and investment direction may be changed once during a calendar quarter.

       However, the Named Fiduciary may delegate to the Investment Manager investment discretion for Contributions and Plan assets which are not subject to Participant direction.

SECTION 4.02--COMPANY STOCK ACCOUNT.

       A Company Stock Account will be established for each Participant to hold the Matching Contributions made for him, any Elective Deferral Contributions directed to Company Stock, and any Discretionary Contributions made in Qualifying Employer Securities.

       Notwithstanding any other provision of this Plan, the Trustee may not acquire or hold any Employer security which is not a "qualifying employer security" (within the meaning of section 407(d)(5) of ERISA) provided, however, that the Investment Fund may not acquire any Employer security if immediately after such acquisition, the Fair Market Value of Employer securities held by the Investment Fund exceeds 50% of the fund.

       If Qualifying Employer Securities are purchased for, or contributed to a Participant's Account, the Participant's Account will be credited with the number of shares purchased or contributed. Dividends paid will also be credited to the Participant's Account. The value of the shares held will be the price at which the shares were last traded on a registered stock exchange preceding the close of business on the valuation date.

       No change in the investment directed by the executive officers and directors of the Employer who are Participants in the Plan to or from Company Stock shall be effective unless such change is made during the "window period" specified herein. The window period shall be the period which commences three
(3) business days after the public release of quarterly financial data by the Employer and which lasts through the twelfth business day following such release. This limitation shall not apply to a change in investment incidental to distribution at termination of employment or other distributable event. This limitation shall not apply to a decision upon initial eligibility to make Elective Deferrals and to direct their investment in Company Stock.

       Except as provided for hereinafter, the Plan Administrator shall direct the Trustee as to the exercise of all voting powers over any shares of Qualifying Employer Securities. Each Participant shall be entitled to direct the Trustee as to the exercise of all voting powers over shares allocated to his Account that are Registration Type Qualifying Employer Securities. The Participant shall be entitled to direct the Trustee as to the manner in which the voting rights will be exercised over shares allocated to his Account that are not Registration Type Qualifying Employer Securities with respect to any corporate manner which involves the voting of such shares allocated to the Participant's Account with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed in Treasury Regulations.

       In the event that a tender offer is made for some or all of the shares of the Employer, each Participant shall have the right to direct whether those shares allocated to his Account, whether or not vested, shall be tendered. This right shall be exercised in the manner set forth herein. In the absence of a written directive from or election by a Participant to the Plan Administrator, the Plan Administrator shall direct the Trustee not to tender such





ARTICLE IV                           41
shares. Because the choice is to be given to the Participants, the Plan Administrator and the Trustee shall not have fiduciary responsibility with respect to the decision to tender or not or whether to tender all of such shares or only a portion thereof.

       In order to facilitate the decision of Participants whether to tender their shares in a tender offer (or how many shares to tender), the Plan Administrator shall provide election forms for the Participants, whereby they may elect to tender or not and whereby they may elect to tender all or a portion of such shares. Unless otherwise limited by Federal securities law, such election may be made or changed at any time prior to the day before the expiration date of the tender offer (with extensions); any election or change in election must be received by the Plan Administrator, or a designated representative of the Plan Administrator, on or before the day preceding the expiration date of the tender offer (with extensions, if any). The Plan Administrator may develop procedures to facilitate Participants' choices, such as the use of facsimile transmissions for Employees located in areas physically remote from the Plan Administrator. The election shall be binding on the Plan Administrator and the Trustee. The Plan Administrator shall make every effort to distribute the notice of the tender, election forms and other communications related to the tender offer to all Participants as soon as practicable following the announcement of the tender offer, including mailing such notice and form to Participants and posting such notice in places designed to be reviewed by Participants.

       As to shares which are not allocated to the Account of any Participant, all such shares (in the aggregate) shall be tendered or not as the majority of the shares held by Participants and directed by Participants are tendered or not. The Plan Administrator shall direct the Trustee to tender all such unallocated shares or not, in accordance with the elections of the Participants having an allocation of a majority of the shares under the Plan.

SECTION 4.03--TRANSACTIONS INVOLVING EMPLOYER SECURITIES.

       Participants in the Plan shall be entitled to invest up to 100% of Employer Contributions in Qualifying Employer Securities.

       Once investment in Qualifying Employer Securities is made available to Eligible Employees, then it shall continue to be available unless the Plan and Trust is amended to disallow such available investment.

       Participants shall be entitled to elect to have their Elective Deferral Contributions and other portions of their Accounts invested in Qualifying Employer Securities. In the absence of such election, such Eligible Employees shall be deemed to have elected to have their Accounts invested wholly in the Investment Funds. Once an election is made, it shall be considered to continue until a new election is made. An Eligible Employee may elect to have any portion of his Elective Deferral Contributions which corresponds to an integral percentage of his Compensation to be invested in Qualifying Employer Securities. If an Eligible Employee elects to have his Elective Deferral Contributions withheld in Qualifying Employer Securities, then the Matching Contribution associated with such Elective Deferral Contributions will be invested in Qualifying Employer Securities.

       If the securities of the Employer are not publicly traded and if no market or an extremely thin market exists for the Qualifying Employer Securities, so that a reasonable valuation may not be obtained from the marketplace, then such Qualifying Employer Securities must be valued at least annually by an independent appraiser who is not associated with the Employer, the Plan Administrator, the Trustee, or any person related to any fiduciary under the Plan. The independent appraiser may be associated with a person who is merely a contract administrator with respect to the Plan, but who exercises no discretionary authority and is not a Plan fiduciary.





ARTICLE IV                           42

       If there is a public market for Qualifying Employer Securities of the type held by the Plan, then the Plan Administrator may use as the value of the shares the price at which such shares traded in such market, or an average of the bid and asked prices for such shares in such market, provided that such value is representative of the fair market value of such shares in the opinion of the Plan Administrator. If the Qualifying Employer Securities do not trade on the annual valuation date or if the market is very thin on such date, then the Plan Administrator may use the average of trade prices for a period of time ending on such date, provided that such value is representative of the Fair Market Value of such shares in the opinion of the Plan Administrator.

       For purposes of determining the annual valuation of the Plan and for reporting to Participants and regulatory authorities, the assets of the Plan shall be valued at least annually on the Valuation Date which corresponds to the last day of the Plan Year. The Fair Market Value of Qualifying Employer Securities shall be determined on such a Valuation Date. The average of the bid and asked prices of Qualifying Employer Securities as of the date of the transaction shall apply for purposes of valuing distributions and other transactions of the Plan to the extent such value is representative of the Fair Market Value of such shares in the opinion of the Plan Administrator.

       All purchases of Qualifying Employer Securities shall be made at a price, or prices, which, in the judgment of the Plan Administrator, do not exceed the fair market value of such Qualifying Employer Securities.

       In the event that the Trustee acquires shares of Qualifying Employer Securities by purchase from a "disqualified person" as defined in Code Section 4975(e)(2), in exchange for cash or other assets of the Trust, the terms of such purchase shall contain the provision that in the event that there is a final determination by the Internal Revenue Service or court of competent jurisdiction that the Fair Market Value of such shares of Company Stock as of the date of purchase was less than the purchase price paid by the Trustee, then the seller shall pay or transfer, as the case may be, to the Trustee an amount of cash, shares of Company Stock, or any combination thereof equal in value to the difference between the purchase price and said Fair Market Value for all such shares. In the event that cash and/or shares of Company Stock are paid and/or transferred to the Trustee under this provision, shares of Company Stock shall be valued at their Fair Market Value as of the date of said purchase, and interest at a reasonable rate from the date of purchase to the date of payment shall be paid by the seller on the amount of cash paid.

       The Plan Administrator may direct the Trustee to sell, resell or otherwise dispose of Qualifying Employer Securities to any person, including the Employer, provided that any such sales to any disqualified person, including the Employer, will be made at not less than the Fair Market Value and no commission is charged. Any such sale shall be made in conformance with
Section 408(e) of ERISA.

       In the event the Plan Administrator directs the Trustee to dispose of any Qualifying Employer Securities held as Trust Assets under circumstances which require registration and/or qualification of the securities under applicable Federal or state securities laws, then the Employer, at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

       In the event that a formal tender offer (under the securities laws) is made for some or all of the shares of Company Stock, each Participant shall have the right to direct whether those shares allocated to his Account, whether or not vested, shall be tendered. If the opportunity to tender such shares does not correspond to the time for directing investment under the Plan, then an extra opportunity shall be provided to Participants to make an investment direction decision which does correspond to the period for responding to the tender offer. That is, notwithstanding any direction made or to be made for the calendar quarter, the Participant direction of





ARTICLE IV                           43
investment in response to a tender offer shall be permitted as an additional opportunity to direct investment, the exercise of which will not adversely affect the Participant's ability to make other investment direction in accordance with this section.

       The right to respond to a tender offer shall be exercised in the manner set forth herein. The Plan Administrator shall establish the terms and conditions of the response to the tender offer. In the absence of a written directive from or election by a Participant to the Plan Administrator, after having been notified, the Participant shall be deemed to have chosen not to tender his or her shares (that being the most recent investment decision made for directed account shares), and the Plan Administrator shall direct the Trustee not to tender such shares. Because the choice is to be given to the Participants, the Plan Administrator and the Trustee shall not have fiduciary responsibility with respect to the decision to tender or not or whether to tender all of such shares or only a portion thereof.

       In order to facilitate the decision of Participants whether to tender their shares in a tender offer (or how many shares to tender), the Plan Administrator shall provide election forms for the Participants, whereby they may elect to tender or not and whereby they may elect to tender all or a portion of such shares. Such election may be made or changed at any time prior to the day before the expiration date of the tender offer (with extensions); any election or change in election must be received by the Plan Administrator, or a designated representative of the Plan Administrator, on or before the day preceding the expiration date of the tender offer (with extensions, if any). The election shall be binding on the Plan Administrator and the Trustee. The Plan Administrator shall make every effort to distribute the notice of the tender, election forms and other communications related to the tender offer to all Participants as soon as practicable following the announcement of the tender offer, including mailing such notice and form to Participants and posting such notice in places designed to be reviewed by Participants.

       Shares allocated to the portion of a Participant's Account resulting from Matching Contributions shall also be subject to Participant direction in the case of a tender offer. In the absence of direction, the Plan Administrator shall have discretion to direct the tender if, in its opinion, the tender offer may result in Employer Securities no longer being available and the price fixed during the tender offer would produce a financial gain to the Plan Participants as compared with the financial gain to the Plan Participants as compared with the alternative of not tendering such stock.





ARTICLE IV                           44

                                   ARTICLE V

                                    BENEFITS

SECTION 5.01--RETIREMENT BENEFITS.

       On a Participant's Retirement Date, his Vested Account shall be distributed to him according to the distribution of benefits provisions of
Article VI and the provisions of the SMALL AMOUNTS SECTION of Article IX.

SECTION 5.02--DEATH BENEFITS.

       If a Participant dies before his Annuity Starting Date, his Vested Account shall be distributed according to the distribution of benefits provisions of Article VI and the provisions of the SMALL AMOUNTS SECTION of
Article IX.

SECTION 5.03--VESTED BENEFITS.

       A Participant may receive a distribution of his Vested Account at any time after he ceases to be an Employee, provided he has not again become an Employee. If such amount is not payable under the provisions of the SMALL AMOUNTS SECTION of Article IX, it will be distributed only if the Participant so elects. The Participant's election shall be subject to the requirements in the ELECTION PROCEDURES SECTION of Article VI for a qualified election of a retirement benefit.

       If a Participant does not receive an earlier distribution according to the provisions of this section or the SMALL AMOUNTS SECTION of Article IX, upon his Retirement Date or death, his Vested Account shall be applied according to the provisions of the RETIREMENT BENEFITS SECTION or the DEATH BENEFITS SECTION of Article V.

       The Nonvested Account of a Participant who has ceased to be an Employee shall remain a part of his Account until it becomes a Forfeiture; provided, however, if the Participant again becomes an Employee so that his Vesting Percentage can increase, the Nonvested Account may become a part of his Vested Account.

SECTION 5.04--WHEN BENEFITS START.

       Benefits under the Plan begin when a Participant retires, dies or ceases to be an Employee, whichever applies, as provided in the preceding sections of this article. Benefits which begin before Normal Retirement Date for a Participant who became Totally and Permanently Disabled when he was an Employee shall be deemed to begin because he is Totally and Permanently Disabled. The start of benefits is subject to the qualified election procedures of Article VI.

       Unless otherwise elected, benefits shall begin before the sixtieth day following the close of the Plan Year in which the latest date below occurs:

       (a) The date the Participant attains age 65 (Normal Retirement Age, if earlier).





ARTICLE V                            45

       (b)    The tenth anniversary of the Participant's Entry Date.

       (c)    The date the Participant ceases to be an Employee.

       Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of the ELECTION PROCEDURES SECTION of Article VI, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

       The Participant may elect to have his benefits begin after the latest date for beginning benefits described above, subject to the provisions of this section. The Participant shall make the election in writing and deliver the signed statement of election to the Plan Administrator before Normal Retirement Date or the date he ceases to be an Employee, if later. The election must describe the form of distribution and the date the benefits will begin. The Participant shall not elect a date for beginning benefits or a form of distribution that would result in a benefit payable when he dies which would be more than incidental within the meaning of governmental regulations.

       Benefits shall begin by the Participant's Required Beginning Date, as defined in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

       Contributions which are used to compute the Actual Deferral Percentage, as defined in the EXCESS AMOUNTS SECTION of Article III, may be distributed upon disposition by the Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used by the Employer in a trade or business or disposition by the Employer of the Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the transferee corporation is not a Controlled Group member, the Employee continues employment with the transferee corporation and the transferor corporation continues to maintain the Plan. Such distributions made after March 31, 1988, must be made in a single sum.

SECTION 5.05--LOANS TO PARTICIPANTS.

       Loans shall be made available to all Participants on a reasonably equivalent basis. For purposes of this section, Participant means any Participant or Beneficiary who is a party-in-interest, within the meaning of
Section 3(14) of the Employee Retirement Income Security Act of 1974 (ERISA). Loans shall not be made to highly compensated employees, as defined in Code
Section 414(q), in an amount greater than the amount made available to other Participants.

       No loans will be made to any shareholder-employee or owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

       A loan to a Participant shall be a Participant-directed investment of his Account. No Account other than the borrowing Participant's Account shall share in the interest paid on the loan or bear any expense or loss incurred because of the loan.

       The number of outstanding loans shall be limited to one. No more than one loan will be approved for any Participant in any 12-month period. The minimum amount of any loan shall be $1,000.





ARTICLE V                            46

       Loans must be adequately secured and bear a reasonable rate of interest.

       The amount of the loan shall not exceed the maximum amount that may be treated as a loan under Code Section 72(p) (rather than a distribution) to the Participant and shall be equal to the lesser of (a) or (b) below:

       (a) $50,000 reduced by the highest outstanding loan balance of loans during the one-year period ending on the day before the new loan is made.

       (b)    The greater of (1) or (2), reduced by (3) below:

              (1)    One-half of the Participant's Vested Account.

              (2)    $10,000.

              (3) Any outstanding loan balance on the date the new loan is made.

For purposes of this maximum, a Participant's Vested Account does not include any accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B). Loans made to a Participant from all qualified employer plans, as defined in Code Section 72(p)(4), of the Employer and any Controlled Group member, shall be treated as one loan.

       The foregoing notwithstanding, the amount of such loan shall not exceed
50% of the amount of the Participant's Vested Account.   No collateral other
than a portion of the Participant's Vested Account (as limited above) shall be accepted. The Loan Administrator shall determine if the collateral is adequate for the amount of the loan requested.

       A Participant must obtain the consent of the Participant's spouse, if any, to the use of the Vested Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan to be so secured is made. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or a notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Vested Account is used for collateral upon renegotiation, extension, renewal, or other revision of the loan.

       If a valid spousal consent has been obtained in accordance with the above, then, notwithstanding any other provision of this Plan, the portion of the Participant's Vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Vested Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Account (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Vested Account shall be adjusted by first reducing the Vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

       Each loan shall bear a reasonable fixed rate of interest to be determined by the Loan Administrator. In determining the interest rate, the Loan Administrator shall take into consideration fixed interest rates currently being charged by commercial lenders for loans of comparable risk on similar terms and for similar durations, so that the interest will provide for a return commensurate with rates currently charged by commercial lenders for





ARTICLE V                            47
loans made under similar circumstances. The Loan Administrator shall not discriminate among Participants in the matter of interest rates; but loans granted at different times may bear different interest rates in accordance with the current appropriate standards.

       The loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan. The period of repayment for any loan shall be arrived at by mutual agreement between the Loan Administrator and the Participant.

       The Participant shall make a written application for a loan from the Plan on forms provided by the Loan Administrator. The application must specify the amount and duration requested. No loan will be approved unless the Participant is creditworthy. The Participant must grant authority to the Loan Administrator to investigate the Participant's creditworthiness so that the loan application may be properly considered.

       Information contained in the application for the loan concerning the income, liabilities, and assets of the Participant will be evaluated to determine whether there is a reasonable expectation that the Participant will be able to satisfy payments on the loan as due. Additionally, the Loan Administrator will pursue any appropriate further investigations concerning the creditworthiness and/or credit history of the Participant to determine whether a loan should be approved.

       Each loan shall be fully documented in the form of a promissory note signed by the Participant for the face amount of the loan, together with interest determined as specified above.

       There will be an assignment of collateral to the Plan executed at the time the loan is made.

       In those cases where repayment through payroll deduction by the Employer is available, installments are so payable, and a payroll deduction agreement will be executed by the Participant at the time of making the loan.

       Where payroll deduction is not available, payments are to be timely made.

       Any payment that is not by payroll deduction shall be made payable to the Employer or Trustee, as specified in the promissory note, and delivered to the Loan Administrator, including prepayments, service fees and penalties, if any, and other amounts due under the note.

       The promissory note may provide for reasonable late payment penalties and/or service fees. Any penalties or service fees shall be applied to all Participants in a nondiscriminatory manner. If the promissory note so provides, such amounts may be assessed and collected from the Account of the Participant as part of the loan balance.

       Each loan may be paid prior to maturity, in part or in full, without penalty or service fee, except as may be set out in the promissory note.

       If any amount remains unpaid for more than 31 days after due, a default is deemed to occur.

       Upon default, the Plan has the right to pursue any remedy available by law to satisfy the amount due, along with accrued interest, including the right to enforce its claim against the security pledged and execute upon the collateral as allowed by law.





ARTICLE V                            48

       If any payment of principal or interest or any other amount due under the promissory note, or any portion thereof, is not made for a period of 90 days after due, the entire principal balance whether or not otherwise then due, shall become immediately due and payable without demand or notice, and subject to collection or satisfaction by any lawful means, including specifically but not limited to the right to enforce the claim against the security pledged and to execute upon the collateral as allowed by law.

       In the event of default, foreclosure on the note and attachment of security or use of amounts pledged to satisfy the amount then due, will not occur until a distributable event occurs in accordance with the Plan, and will not occur to an extent greater than the amount then available upon any distributable event which has occurred under the Plan.

       All reasonable costs and expenses, including but not limited to attorney's fees, incurred by the Plan in connection with any default or in any proceeding to enforce any provision of a promissory note or instrument by which a promissory note for a Participant loan is secured, shall be assessed and collected from the Account of the Participant as part of the loan balance.

       If payroll deduction is being utilized, in the event that a Participant's available payroll deduction amounts in any given month are insufficient to satisfy the total amount due, there will be an increase in the amount taken subsequently, sufficient to make up the amount that is then due. If the subsequent deduction is also insufficient to satisfy the amount due within 31 days, a default is deemed to occur as above. If any amount remains past due more than 90 days, the entire principal amount, whether or not otherwise then due, along with interest then accrued and any other amount then due under the promissory note, shall become due and payable, as above.

       If the Participant ceases to be a party-in-interest, within the meaning of Section 3(14) of ERISA, the balance of the outstanding loan becomes due and payable, and the Participant's Vested Account will be used as available for distribution(s) to pay the outstanding loan. The Participant's Vested Account will not be used to pay any amount due under the outstanding loan before the date which is 31 days after the date he ceased to be a party-in-interest, and the Participant may elect to repay the outstanding loan with interest on the day of repayment. If no distributable event has occurred under the Plan at the time that the Participant's Vested Account would otherwise be used under this provision to pay any amount due under the outstanding loan, this will not occur until the time, or in excess of the extent to which, a distributable event occurs under the Plan





ARTICLE V                            49

                                   ARTICLE VI

                            DISTRIBUTION OF BENEFITS

SECTION 6.01--AUTOMATIC FORMS OF DISTRIBUTION.

       Unless a qualified election of an optional form of benefit has been made within the election period (see the ELECTION PROCEDURES SECTION of Article VI), the automatic form of benefit payable to or on behalf of a Participant is determined as follows:

       (a) The automatic form of retirement benefit for a Participant who does not die before his Annuity Starting Date shall be the Qualified Joint and Survivor Form.

       (b) The automatic form of death benefit for a Participant who dies before his Annuity Starting Date shall be:

              (1) A Qualified Preretirement Survivor Annuity for a Participant who has a spouse on the date of his death.
                     The spouse may elect to start receiving the death benefit on any first day of the month on or after the Participant dies and before the date the Participant would have been age 70 1/2. If the spouse dies before benefits start, the Participant's Vested Account, determined as of the date of the spouse's death, shall be paid to the spouse's Beneficiary.

              (2) A single-sum payment to the Participant's Beneficiary for a Participant who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity.

              Before a death benefit will be paid on account of the death of a Participant who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity, it must be established to the satisfaction of a plan representative that the Participant does not have such a spouse.

SECTION 6.02--OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS.

       (a)    For purposes of this section, the following terms are defined:

              Applicable Life Expectancy means Life Expectancy (or Joint and Last Survivor Expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year.

              Designated Beneficiary means the individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.





ARTICLE VI                           50

              Distribution Calendar Year means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to (e) below.

              Joint and Last Survivor Expectancy means joint and last survivor expectancy computed by use of the expected return multiples in Table VI of section 1.72-9 of the Income Tax Regulations.

              Unless otherwise elected by the Participant (or spouse, in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

              Life Expectancy means life expectancy computed by use of the expected return multiples in Table V of section 1.72-9 of the Income Tax Regulations.

              Unless otherwise elected by the Participant (or spouse, in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

              Participant's Benefit means

              (1) The Account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

              (2) For purposes of (1) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

              Required Beginning Date means, for a Participant, the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2, unless otherwise provided in (1), (2) or (3) below:

              (1) The Required Beginning Date for a Participant who attains age 70 1/2 before January 1, 1988, and who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.





ARTICLE VI                           51

              (2) The Required Beginning Date for a Participant who attains age 70 1/2 before January 1, 1988, and who is a 5-percent owner is the first day of April of the calendar year following the later of

                     (i) the calendar year in which the Participant attains age 70 1/2, or

                     (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

              (3) The Required Beginning Date of a Participant who is not a 5-percent owner and who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

              A Participant is treated as a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in Code Section 416(i) (determined in accordance with Code
              Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

              Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

       (b) The optional forms of retirement benefit shall be the following: a straight life annuity; single life annuities with certain periods of five, ten or fifteen years; a single life annuity with installment refund; survivorship life annuities with installment refund and survivorship percentages of 50, 66 2/3 or 100; fixed period annuities for any period of whole months which is not less than 60 and does not exceed the Life Expectancy of the Participant and the named Beneficiary as provided in (d) below where the Life Expectancy is not recalculated; and a series of installments chosen by the Participant with a minimum payment each year beginning with the year the Participant turns age 70 1/2. The payment for the first year in which a minimum payment is required will be made by April 1 of the following calendar year. The payment for the second year and each successive year will be made by December 31 of that year. The minimum payment will be based on a period equal to the Joint and Last Survivor Expectancy of the Participant and the Participant's spouse, if any, as provided in (d) below where the Joint and Last Survivor Expectancy is recalculated. The balance of the Participant's Vested Account, if any, will be payable on the Participant's death to his Beneficiary in a single sum. The Participant may also elect to receive his Vested Account in a single-sum payment; or, in the form of Qualifying Employer Securities to the extent that his Vested Account was held in Qualifying Employer Securities; or, in any combination thereof. Fractional shares shall be paid in cash, valued as of the most recent Valuation Date; the distribution shall include any dividends (cash or stock) on such whole shares or any additional shares received as a result of a stock split or any other adjustment to such whole shares since the Valuation Date preceding the date of distribution.

              Election of an optional form is subject to the qualified election provisions of Article VI.





ARTICLE VI                           52

              Any annuity contract distributed shall be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

       (c) The optional forms of death benefit are a single-sum payment and any annuity that is an optional form of retirement benefit. However, a series of installments shall not be available if the Beneficiary is not the spouse of the deceased Participant.

       (d) Subject to the AUTOMATIC FORMS OF DISTRIBUTION SECTION of Article VI, joint and survivor annuity requirements, the requirements of this section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this section apply to calendar years beginning after December 31, 1984.

              All distributions required under this section shall be determined and made in accordance with the proposed regulations under Code
              Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

              The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

              As of the first Distribution Calendar Year, distributions, if not made in a single sum, may only be made over one of the following periods (or combination thereof):

              (1)    the life of the Participant,

              (2)    the life of the Participant and a Designated Beneficiary,

              (3) a period certain not extending beyond the Life Expectancy of the Participant, or

              (4) a period certain not extending beyond the Joint and Last Survivor Expectancy of the Participant and a Designated Beneficiary.

              If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

              (5)    Individual account:

                     (i) If a Participant's Benefit is to be distributed over

                            (a) a period not extending beyond the Life Expectancy of the Participant or the Joint Life and Last Survivor Expectancy of the Participant and the Participant's Designated Beneficiary or

                            (b) a period not extending beyond the Life Expectancy of the Designated Beneficiary,





ARTICLE VI                           53
                                   the amount required to be distributed for each calendar year beginning with the distributions for the first Distribution Calendar Year, must be at least equal to the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                     (ii) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

                     (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of

                            (a)    the Applicable Life Expectancy or

                            (b) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations.

                            Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in (5)(i) above as the relevant divisor without regard to Proposed Regulations section 1.401(a)(9)-2.

                     (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for the Distribution Calendar Year for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

              (6)    Other forms:

                     (i) If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

       (e)    Death distribution provisions:

              (1) Distribution beginning before death. If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

              (2) Distribution beginning after death. If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31





ARTICLE VI                           54
                     of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                     (i) if any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                     (ii) if the Designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of

                            (a) December 31 of the calendar year immediately following the calendar year in which the Participant died and

                            (b) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                     If the Participant has not made an election pursuant to this (e)(2) by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of

                     (iii) December 31 of the calendar year in which distributions would be required to begin under this subparagraph, or

                     (iv) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant.

                     If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

              (3) For purposes of (e)(2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of (e)(2) above, with the exception of (e)(2)(ii) therein, shall be applied as if the surviving spouse were the Participant.

              (4) For purposes of this (e), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

              (5) For purposes of this (e), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or if (e)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to (e)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the





ARTICLE VI                           55

                     Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

SECTION 6.03--ELECTION PROCEDURES.

       The Participant, Beneficiary, or spouse shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of (c) below.

       (a) Retirement Benefits. A Participant may elect his Beneficiary or Contingent Annuitant and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

       (b) Death Benefits. A Participant may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

              If the Participant has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Participant.

              The Participant may waive the Qualified Preretirement Survivor Annuity by naming someone other than his spouse as Beneficiary.

              In lieu of the Qualified Preretirement Survivor Annuity described in the AUTOMATIC FORMS OF DISTRIBUTION SECTION of Article VI, the spouse may, for his own benefit, waive the Qualified Preretirement Survivor Annuity by electing to have the benefit distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

       (c) Qualified Election. The Participant, Beneficiary or spouse may make an election at any time during the election period. The Participant, Beneficiary, or spouse may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only if it meets the consent requirements below.

              The election period as to retirement benefits is the 90-day period ending on the Annuity Starting Date. An election to waive the Qualified Joint and Survivor Form may not be made before the date he is provided with the notice of the ability to waive the Qualified Joint and Survivor Form. If the Participant elects the series of installments, he may elect on any later date to have the balance of his Vested Account paid under any of the optional forms of retirement benefit available under the Plan. His election period for this election is the 90-day period ending on the Annuity Starting Date for the optional form of retirement benefit elected.

              A Participant may make an election as to death benefits at any time before he dies. The spouse's election period begins on the date the Participant dies and ends on the date benefits





ARTICLE VI                           56
              begin. The Beneficiary's election period begins on the date the Participant dies and ends on the date benefits begin. An election to waive the Qualified Preretirement Survivor Annuity may not be made by the Participant before the date he is provided with the notice of the ability to waive the Qualified Preretirement Survivor Annuity. A Participant's election to waive the Qualified Preretirement Survivor Annuity which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date. An election made by a Participant after he ceases to be an Employee will not become invalid on the first day of the Plan Year in which he reaches age 35 with respect to death benefits from that part of his Account resulting from Contributions made before he ceased to be an Employee.

              If the Participant's Vested Account has at any time exceeded $3,500, any benefit which is (1) immediately distributable or (2) payable in a form other than a Qualified Joint and Survivor Form or a Qualified Preretirement Survivor Annuity requires the consent of the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor).
              The consent of the Participant or spouse to a benefit which is immediately distributable must not be made before the date the Participant or spouse is provided with the notice of the ability to defer the distribution. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. Spousal consent is not required for a benefit which is immediately distributable in a Qualified Joint and Survivor Form. Furthermore, if spousal consent is not required because the Participant is electing an optional form of retirement benefit that is not a life annuity pursuant to (d) below, only the Participant need consent to the distribution of a benefit payable in a form that is not a life annuity and which is immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's Account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Code
              Section 4975(e)(7)) within the same Controlled Group. A benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the older of Normal Retirement Age or age 62. If the Qualified Joint and Survivor Form is waived, the spouse has the right to limit consent only to a specific Beneficiary or a specific form of benefit. The spouse can relinquish one or both such rights.
              Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. If the Qualified Preretirement Survivor Annuity is waived, the spouse has the right to limit consent only to a specific Beneficiary. Such consent shall be in writing. The spouse's consent shall be witnessed by a plan representative or notary public. The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific Beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designations by the Participant without a requirement of further consent by the spouse, the spouse's consent must be limited to the form of benefit, if applicable, and the Beneficiary (including any Contingent Annuitant), class of Beneficiaries, or contingent Beneficiary named in the election. Spousal consent is not required, however, if the Participant establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A





ARTICLE VI                           57

              Participant may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Participant without further consent by the spouse. A spouse's consent may be revoked at any time within the Participant's election period.

       (d) Special Rule for Profit Sharing Plan. As provided in the preceding provisions of the Plan, if a Participant has a spouse on the date of his death, the Participant's Vested Account shall be paid to such spouse. However, if there is no such spouse or if the surviving spouse has already consented in a manner conforming to the qualified election requirements in (c) above, the Vested Account shall be payable to the Participant's Beneficiary in the event of the Participant's death.

              The Participant may waive the spousal death benefit described above at any time provided that no such waiver shall be effective unless it satisfies the conditions of (c) above (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

              Because this is a profit sharing plan which pays death benefits as described above, this subsection (d) applies if the following condition is met: with respect to the Participant, this Plan is not a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan (including a target plan), stock bonus plan or profit sharing plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) and Code Section 417. If the above condition is met, spousal consent is not required for electing a benefit payable in a form that is not a life annuity. If the above condition is not met, the consent requirements of this article shall be operative.

SECTION 6.04--NOTICE REQUIREMENTS.

       (a) Optional forms of retirement benefit. The Plan Administrator shall furnish to the Participant and the Participant's spouse a written explanation of the optional forms of retirement benefit in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI, including the material features and relative values of these options, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and the right of the Participant and the Participant's spouse to defer distribution until the benefit is no longer immediately distributable. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant and the Participant's spouse no less than 30 days and no more than 90 days before the Annuity Starting Date.

       (b) Qualified Joint and Survivor Form. The Plan Administrator shall furnish to the Participant a written explanation of the following: the terms and conditions of the Qualified Joint and Survivor Form; the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Form; the rights of the Participant's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant no less than 30 days and no more than 90 days before the Annuity Starting Date.





ARTICLE VI                           58

              After the written explanation is given, a Participant or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Participant or spouse.

              The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Joint and Survivor Form and the financial effect upon the Participant's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and Survivor Form.

       (c) Qualified Preretirement Survivor Annuity. As required by the Code and Federal regulation, the Plan Administrator shall furnish to the Participant a written explanation of the following: the terms and conditions of the Qualified Preretirement Survivor Annuity; the Participant's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity; the rights of the Participant's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant within the applicable period. The applicable period for a Participant is whichever of the following periods ends last:

              (1) the period beginning one year before the date the individual becomes a Participant and ending one year after such date; or

              (2) the period beginning one year before the date the Participant's spouse is first entitled to a Qualified Preretirement Survivor Annuity and ending one year after such date.

              If such notice is given before the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, an additional notice shall be given within such period. If a Participant ceases to be an Employee before attaining age 35, an additional notice shall be given within the period beginning one year before the date he ceases to be an Employee and ending one year after such date.

              After the written explanation is given, a Participant or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Participant or spouse.

              The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Preretirement Survivor Annuity and the financial effect upon the spouse's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Preretirement Survivor Annuity.





ARTICLE VI                           59

                                  ARTICLE VII

                              TERMINATION OF PLAN

       The Employer expects to continue the Plan indefinitely but reserves the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned. Complete discontinuance of Contributions under the Plan constitutes complete termination of Plan.

       The Account of each Participant shall be fully (100%) vested and nonforfeitable as of the effective date of complete termination of Plan. The Account of each Participant who is included in the group of Participants deemed to be affected by the partial termination of the Plan shall be fully (100%) vested and nonforfeitable as of the effective date of the partial Plan termination. The Participant's Account shall continue to participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund until the Vested Account is distributed. A distribution under this article will be a retirement benefit and shall be distributed to the Participant according to the provisions of Article VI.

       A Participant's Account which does not result from Contributions which are used to compute the Actual Deferral Percentage, as defined in the EXCESS AMOUNTS SECTION of Article III, may be distributed to the Participant after the effective date of the complete or partial Plan termination. A Participant's Account resulting from Contributions which are used to compute such percentage may be distributed upon termination of the Plan without the establishment or maintenance of another defined contribution plan, other than an employee stock ownership plan (as defined in Code Section 4975(e) or Code Section 409) or a simplified employee pension plan (as defined in Code Section 408(k)). Such a distribution made after March 31, 1988, must be in a single sum.

       Upon complete termination of Plan, no more Employees shall become Participants and no more Contributions shall be made.

       The assets of this Plan shall not be paid to the Employer at any time, except that, after the satisfaction of all liabilities under the Plan, any assets remaining may be paid to the Employer. The payment may not be made if it would contravene any provision of law.





ARTICLE VII                          60

                                  ARTICLE VIII

                             ADMINISTRATION OF PLAN

SECTION 8.01--ADMINISTRATION.

       Subject to the provisions of this article, the Plan Administrator has complete control of the administration of the Plan. The Plan Administrator has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Plan Administrator has the power to construe the Plan, including ambiguous provisions, and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Participant, Beneficiary, spouse or Contingent Annuitant may become entitled. The Plan Administrator's decisions upon all matters within the scope of its authority shall be final.

       Unless otherwise set out in the Plan or Group Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary for the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

       The Plan Administrator shall receive all claims for benefits by Participants, former Participants, Beneficiaries, spouses, and Contingent Annuitants. The Plan Administrator shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

       It is the intention that all reasonable expenses that can be paid from the Trust Fund be paid by the Trustee.

SECTION 8.02--RECORDS.

       All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.

       Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording or other forms of data compilation shall be acceptable means of keeping records.

SECTION 8.03--INFORMATION AVAILABLE.

       Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan, the Group Contract or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this





ARTICLE VIII                         61

section in its office, or in such other place or places as it may designate in order to comply with governmental regulations. These items may be examined during reasonable business hours. Upon the written request of a Participant or Beneficiary receiving benefits under the Plan, the Plan Administrator will furnish him with a copy of any of these items. The Plan Administrator may make a reasonable charge to the requesting person for the copy.

SECTION 8.04--CLAIM AND APPEAL PROCEDURES.

       A Claimant must submit any required forms and pertinent information when making a claim for benefits under the Plan.

       If a claim for benefits under the Plan is denied, the Plan Administrator shall provide adequate written notice to the Claimant whose claim for benefits under the Plan has been denied. The notice must be furnished within 90 days of the date that the claim is received by the Plan Administrator. The Claimant shall be notified in writing within this initial 90-day period if special circumstances require an extension of time needed to process the claim and the date by which the Plan Administrator's decision is expected to be rendered.
The written notice shall be furnished no later than 180 days after the date the claim was received by the Plan Administrator.

       The Plan Administrator's notice to the Claimant shall specify the reason for the denial; specify references to pertinent Plan provisions on which denial is based; describe any additional material and information needed for the Claimant to perfect his claim for benefits; explain why the material and information is needed; inform the Claimant that any appeal he wishes to make must be in writing to the Plan Administrator within 60 days after receipt of the Plan Administrator's notice of denial of benefits and that failure to make the written appeal within such 60-day period shall render the Plan Administrator's determination of such denial final, binding and conclusive.

       If the Claimant appeals to the Plan Administrator, the Claimant, or his authorized representative, may submit in writing whatever issues and comments the Claimant, or his representative, feels are pertinent. The Claimant, or his authorized representative may review pertinent Plan documents. The Plan Administrator shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within 60 days of his written request for review, unless special circumstances (such as a hearing) would make rendering a decision within the 60-day limit unfeasible. The Claimant must be notified within the 60-day limit if an extension is necessary. The Plan Administrator shall render a decision on a claim for benefits no later than 120 days after the request for review is received.

SECTION 8.05--UNCLAIMED VESTED ACCOUNT PROCEDURE.

       At the time the Participant's Vested Account is distributable to the Participant, spouse or Beneficiary without his consent according to the provisions of Article VI or Article IX, the Plan Administrator, by certified or registered mail addressed to his last known address and in accordance with the notice requirements of Article VI, will notify him of his entitlement to a benefit. If the Participant, spouse or Beneficiary fails to claim the Vested Account or make his whereabouts known in writing within six months from the date of mailing the notice, the Plan Administrator may treat such unclaimed Vested Account as a forfeiture and apply it according to the forfeiture provisions of Article III. If Article III contains no forfeiture provisions, such amount will be applied to reduce the earliest Employer Contributions due after the forfeiture arises.





ARTICLE VIII                         62

       If a Participant's Vested Account is forfeited according to the provisions of the above paragraph and the Participant, his spouse or his Beneficiary at any time make a claim for benefits, the forfeited Vested Account shall be reinstated, unadjusted for any gains or losses occurring after the date it was forfeited. The reinstated Vested Account shall then be distributed to the Participant, spouse or Beneficiary according to the preceding provisions of the Plan.

SECTION 8.06--DELEGATION OF AUTHORITY.

       All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator to a retirement committee. The duties and responsibilities of the retirement committee shall be set out in a separate written agreement.

       the Plan Administrator may establish a subcommittee to facilitate the processing of administrative functions and to relieve the Plan Administrator from the burden of day-to-day maintenance and administrative duties required by the Plan. Such subcommittee's responsibilities will include the following:

       (a) making recommendations to the Plan Administrator relative to Plan amendments;

       (b) reporting to the Plan Administrator relative to Plan investment performance and activity;

       (c)    approving and processing enrollment requests;

       (d)    approving and processing distributions requests;

       (e) approving and processing all government required forms, to include the annual reporting Form 5500; and

       (f)    providing disclosure and other information to Participants.





ARTICLE VIII                         63

                                   ARTICLE IX

                               GENERAL PROVISIONS

SECTION 9.01--AMENDMENTS.

       The Employer may amend this Plan at any time, including any remedial retroactive changes (within the specified period of time as may be determined by Internal Revenue Service regulations) to comply with the requirements of any law or regulation issued by any governmental agency to which the Employer is subject. An amendment may not diminish or adversely affect any accrued interest or benefit of Participants or their Beneficiaries or eliminate an optional form of distribution with respect to benefits attributable to service before the amendment nor allow reversion or diversion of Plan assets to the Employer at any time, except as may be necessary to comply with the requirements of any law or regulation issued by any governmental agency to which the Employer is subject. No amendment to this Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. However, a Participant's Account may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

       An amendment shall not decrease a Participant's vested interest in the Plan. If an amendment to the Plan, or a deemed amendment in the case of a change in top-heavy status of the Plan as provided in the MODIFICATION OF VESTING REQUIREMENTS SECTION of Article X, changes the computation of the percentage used to determine that portion of a Participant's Account attributable to Employer Contributions which is nonforfeitable (whether directly or indirectly), each Participant or former Participant

       (a) who has completed at least three Years of Service on the date the election period described below ends (five Years of Service if the Participant does not have at least one Hour-of-Service in a Plan Year beginning after December 31, 1988) and

       (b) whose nonforfeitable percentage will be determined on any date after the date of the change may elect, during the election period, to have the nonforfeitable percentage of his Account that results from Employer Contributions determined without regard to the amendment. This election may not be revoked. An election does not need to be provided for any Participant or former Participant whose nonforfeitable percentage, determined according to the Plan provisions as changed, cannot at any time be less than the percentage determined without regard to such change. The election period shall begin no later than the date the Plan amendment is adopted, or deemed adopted in the case of a change in the top-heavy status of the Plan, and end no earlier than the sixtieth day after the latest of the date the amendment is adopted (deemed adopted) or becomes effective, or the date the Participant is issued written notice of the amendment (deemed amendment) by the Employer or the Plan Administrator.





ARTICLE IX                           64

SECTION 9.02--DIRECT ROLLOVERS.

       This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, specified by the Distributee, in a Direct Rollover.

SECTION 9.03--MERGERS AND DIRECT TRANSFERS.

       The Plan may not be merged or consolidated with, nor have its assets or liabilities transferred to, any other retirement plan, unless each Participant in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). The Employer may enter into merger agreements or direct transfer of assets agreements with the employers under other retirement plans which are qualifiable under Code Section 401(a), including an elective transfer, and may accept the direct transfer of plan assets, or may transfer plan assets, as a party to any such agreement. The Employer shall not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan if such action would result in a defined benefit feature being maintained under this Plan.

       The Plan may accept a direct transfer of plan assets on behalf of an Eligible Employee. If the Eligible Employee is not an Active Participant when the transfer is made, the Eligible Employee shall be deemed to be an Active Participant only for the purpose of investment and distribution of the transferred assets. Employer Contributions shall not be made for or allocated to the Eligible Employee, until the time he meets all of the requirements to become an Active Participant.

       The Plan shall hold, administer and distribute the transferred assets as a part of the Plan. The Plan shall maintain a separate account for the benefit of the Employee on whose behalf the Plan accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to the Plan is an elective transfer, the Plan shall apply the optional forms of benefit protections described in the AMENDMENTS SECTION of Article IX to all transferred assets. A transfer is elective if: (1) the transfer is voluntary, under a fully informed election by the Participant; (2) the Participant has an alternative that retains his Code Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (3) if the transferor plan is subject to Code Sections 401(a)(11) and 417, the transfer satisfies the applicable spousal consent requirements of the Code; (4) the notice requirements under Code Section 417, requiring a written explanation with respect to an election not to receive benefits in the form of a qualified joint and survivor annuity, are met with respect to the Participant and spousal transfer election; (5) the Participant has a right to immediate distribution from the transferor plan under provisions in the plan not inconsistent with Code Section 401(a); (6) the transferred benefit is equal to the Participant's entire nonforfeitable accrued benefit under the transferor plan, calculated to be at least the greater of the single sum distribution provided by the transferor plan (if any) or the present value of the Participant's accrued benefit under the transferor plan payable at the plan's normal retirement age and calculated using an interest rate subject to the restrictions of Code Section 417(e) and subject to the overall limitations of Code Section 415; (7) the Participant has a 100% nonforfeitable interest in the transferred benefit; and (8) the transfer otherwise satisfies applicable Treasury regulations.





ARTICLE IX                           65

SECTION 9.04--PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

       The obligations of an Insurer shall be governed solely by the provisions of the Group Contract. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Group Contract. See the CONSTRUCTION SECTION of this article.

       Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee.

       Such Insurer, issuer or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether the Employer, the Plan Administrator, the Trustee, or the Named Fiduciary have the authority to act in any particular manner or to make any contract or agreement.

       Until notice of any amendment or termination of this Plan or a change in Trustee has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.

SECTION 9.05--EMPLOYMENT STATUS.

       Nothing contained in this Plan gives an Employee the right to be retained in the Employer's employ or to interfere with the Employer's right to discharge any Employee.

SECTION 9.06--RIGHTS TO PLAN ASSETS.

       No Employee shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee in accordance with Plan provisions.

       Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries, spouse or Contingent Annuitant of such Participant under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Named Fiduciary, the Plan Administrator, the Trustee, the Insurer, and the Employer arising under or by virtue of the Plan.

SECTION 9.07--BENEFICIARY.

       Each Participant may name a Beneficiary to receive any death benefit (other than any income payable to a Contingent Annuitant) that may arise out of his participation in the Plan. The Participant may change his Beneficiary from time to time. Unless a qualified election has been made, for purposes of distributing any death benefits before Retirement Date, the Beneficiary of a Participant who has a spouse who is entitled to a Qualified Preretirement Survivor Annuity shall be the Participant's spouse. The Participant's Beneficiary designation and any change of Beneficiary shall be subject to the provisions of the ELECTION PROCEDURES





ARTICLE IX                           66

SECTION of Article VI. It is the responsibility of the Participant to give written notice to the Insurer of the name of the Beneficiary on a form furnished for that purpose.

       With the Employer's consent, the Plan Administrator may maintain records of Beneficiary designations for Participants before their Retirement Dates. In that event, the written designations made by Participants shall be filed with the Plan Administrator. If a Participant dies before his Retirement Date, the Plan Administrator shall certify to the Insurer the Beneficiary designation on its records for the Participant.

       If the Participant is not married at the date of death, and if no valid Beneficiary has been designated, then the Participant's children, if any, shall be deemed equal Beneficiaries under the Plan. If the Participant has no children who survive him, then the Participant's heirs at law shall be deemed Beneficiaries under the Plan.

SECTION 9.08--NONALIENATION OF BENEFITS.

       Benefits payable under the Plan are not subject to the claims of any creditor of any Participant, Beneficiary, spouse or Contingent Annuitant. A Participant, Beneficiary, spouse or Contingent Annuitant does not have any rights to alienate, anticipate, commute, pledge, encumber or assign any of such benefits, except in the case of a loan as provided in the LOANS TO PARTICIPANTS SECTION of Article V. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant according to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985.

SECTION 9.09--CONSTRUCTION.

       The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which the Employer has its principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

       In the event of any conflict between the provisions of the Plan and the terms of any contract or policy issued hereunder, the provisions of the Plan control the operation and administration of the Plan.

SECTION 9.10--LEGAL ACTIONS.

       The Plan, the Plan Administrator, the Trustee and the Named Fiduciary are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan or Trust. No person employed by the Employer, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 9.11--SMALL AMOUNTS.





ARTICLE IX                           67

       If the Vested Account of a Participant has never exceeded $3,500, the entire Vested Account shall be payable in a single sum as of the earliest of his Retirement Date, the date he dies, or the date he ceases to be an Employee for any other reason. This is a small amounts payment. If a small amount is payable as of the date the Participant dies, the small amounts payment shall be made to the Participant's Beneficiary (spouse if the death benefit is payable to the spouse). If a small amount is payable while the Participant is living, the small amounts payment shall be made to the Participant. The small amounts payment is in full settlement of all benefits otherwise payable. The service credited to a Participant who is reemployed by the Employer is not diminished as a result of receiving a small amounts payment.

       No other small amounts payments shall be made.

SECTION 9.12--WORD USAGE.

       The masculine gender, where used in this Plan, shall include the feminine gender and the singular words as used in this Plan may include the plural, unless the context indicates otherwise.

SECTION 9.13--TRANSFERS BETWEEN PLANS.

       If an Employee previously participated in another plan of the Employer which credited service under the elapsed time method for any purpose which under this Plan is determined using the hours method, then the Employee's service shall be equal to the sum of (a), (b) and (c) below:

       (a) The number of whole years of service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

       (b) One year or a part of a year of service for the applicable service period in which he became an Eligible Employee if he is credited with the required number of Hours-of-Service. If the Employer does not have sufficient records to determine the Employee's actual Hours-of-Service in that part of the service period before the date he became an Eligible Employee, the Hours-of-Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour-of-Service, the Employee shall be deemed for purposes of this section to be credited with 190 Hours-of-Service.

       (c) The Employee's service determined under this Plan using the hours method after the end of the applicable service period in which he became an Eligible Employee.

       If an Employee previously participated in another plan of the Employer which credited service under the hours method for any purpose which under this Plan is determined using the elapsed time method, then the Employee's service shall be equal to the sum of (d), (e) and (f) below:

       (d) The number of whole years of service credited to him under the other plan as of the beginning of the applicable service period under that plan in which he became an Eligible Employee under this Plan.

       (e) The greater of (1) the service that would be credited to him for that entire service period using the elapsed time method or (2) the service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.





ARTICLE IX                           68

       (f) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable service period under the other plan in which he became an Eligible Employee.

       Any modification of service contained in this Plan shall be applicable to the service determined pursuant to this section.

       If the Employee previously participated in the plan of a Controlled Group member which credited service under a different method than is used in this Plan, for purposes of determining eligibility and vesting the provisions above shall apply as though the plan of the Controlled Group member were a plan of the Employer.





ARTICLE IX                           69

                                   ARTICLE X

                          TOP-HEAVY PLAN REQUIREMENTS

SECTION 10.01--APPLICATION.

       The provisions of this article shall supersede all other provisions in the Plan to the contrary.

       For the purpose of applying the Top-heavy Plan requirements of this article, all members of the Controlled Group shall be treated as one Employer. The term Employer as used in this article shall be deemed to include all members of the Controlled Group unless the term as used clearly indicates only the Employer is meant.

       The accrued benefit or account of a participant which results from deductible voluntary contributions shall not be included for any purpose under this article.

       The minimum vesting and contribution provisions of the MODIFICATION OF VESTING REQUIREMENTS and MODIFICATION OF CONTRIBUTIONS SECTIONS of Article X shall not apply to any Employee who is included in a group of Employees covered by a collective bargaining agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, including the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such representatives. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives.

SECTION 10.02--DEFINITIONS.

       The following terms are defined for purposes of this article.

       Aggregation Group means

       (a) each of the Employer's retirement plans in which a Key Employee is a participant during the Year containing the Determination Date or one of the four preceding Years,

       (b) each of the Employer's other retirement plans which allows the plan(s) described in (a) above to meet the nondiscrimination requirement of Code Section 401(a)(4) or the minimum coverage requirement of Code Section 410, and

       (c) any of the Employer's other retirement plans not included in (a) or (b) above which the Employer desires to include as part of the Aggregation Group. Such a retirement plan shall be included only if the Aggregation Group would continue to satisfy the requirements of Code Section 401(a)(4) and Code Section 410.

       The plans in (a) and (b) above constitute the "required" Aggregation Group. The plans in (a), (b) and (c) above constitute the "permissive" Aggregation Group.





ARTICLE X                            70

       Compensation means, as to an Employee for any period, compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III. For purposes of determining who is a Key Employee, Compensation shall include, in addition to compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III, elective contributions. Elective contributions are amounts excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity.

       For purposes of Compensation as defined in this section, Compensation shall be limited to the maximum dollar amount, as adjusted, in the same manner and in the same time as the Compensation defined in the DEFINITIONS SECTION of Article I.

       Determination Date means as to this Plan for any Year, the last day of the preceding Year. However, if there is no preceding Year, the Determination Date is the last day of such Year.

       Key Employee means any Employee or former Employee (including Beneficiaries of deceased Employees) who at any time during the determination period was

       (a) one of the Employer's officers (subject to the maximum below) whose Compensation (as defined in this section) for the Year exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A),

       (b) one of the ten Employees who owns (or is considered to own, under Code Section 318) more than a half percent ownership interest and one of the largest interests in the Employer during any Year of the determination period if such person's Compensation (as defined in this section) for the Year exceeds the dollar limitation under Code Section 415(c)(1)(A),

       (c)    a five-percent owner of the Employer, or

       (d) a one-percent owner of the Employer whose Compensation (as defined in this section) for the Year is more than $150,000.

       Each member of the Controlled Group shall be treated as a separate employer for purposes of determining ownership in the Employer.

       The determination period is the Year containing the Determination Date and the four preceding Years. If the Employer has fewer than 30 Employees, no more than three Employees shall be treated as Key Employees because they are officers. If the Employer has between 30 and 500 Employees, no more than ten percent of the Employer's Employees (if not an integer, increased to the next integer) shall be treated as Key Employees because they are officers. In no event will more than 50 Employees be treated as Key Employees because they are officers if the Employer has 500 or more Employees. The number of Employees for any Plan Year is the greatest number of Employees during the determination period. Officers who are employees described in Code Section 414(q)(8) shall be excluded. If the Employer has more than the maximum number of officers to be treated as Key Employees, the officers shall be ranked by amount of annual Compensation (as defined in this section), and those with the greater amount of annual Compensation during the determination period shall be treated as Key Employees. To determine the ten Employees owning the largest interests in the Employer, if more than one Employee has the same ownership interest, the Employee(s) having the greater annual





ARTICLE X                            71

       Compensation shall be treated as owning the larger interest(s). The determination of who is a Key Employee shall be made according to Code
       Section 416(i)(1) and the regulations thereunder.

       Non-key Employee means a person who is a non-key employee within the meaning of Code Section 416 and regulations thereunder.

       Present Value means the present value of a participant's accrued benefit under a defined benefit plan as of his normal retirement age (attained age if later) or, if the plan provides non-proportional subsidies, the age at which the benefit is most valuable. The accrued benefit of any Employee (other than a Key Employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer or if there is no one method which is used for accrual purposes for all plans of the Employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). For purposes of establishing Present Value, any benefit shall be discounted only for 7.5% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (a) 1974, or (b) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used. If the Present Value of accrued benefits is determined for a participant under more than one defined benefit plan included in the Aggregation Group, all such plans shall use the same actuarial assumptions to determine the Present Value.

       Top-heavy Plan means a plan which is a top-heavy plan for any plan year beginning after December 31, 1983. This Plan shall be a Top-heavy Plan if

       (a) the Top-heavy Ratio for this Plan alone exceeds 60 percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group.

       (b) this Plan is a part of a required Aggregation Group, but not part of a permissive Aggregation Group, and the Top-heavy Ratio for the required Aggregation Group exceeds 60 percent.

       (c) this Plan is a part of a required Aggregation Group and part of a permissive Aggregation Group and the Top-heavy Ratio for the permissive Aggregation Group exceeds 60 percent.

       Top-heavy Ratio means the ratio calculated below for this Plan or for the Aggregation Group.

       (a) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five-year period ending on the determination date has or has had accrued benefits, the Top-heavy Ratio for this Plan alone or for the required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date and the denominator of which is the sum of all account balances of all employees as of the determination date. Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance (including those made from terminated plan(s) of the Employer which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.





ARTICLE X                            72

       (b) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five-year period ending on the determination date has or has had accrued benefits, the Top-heavy Ratio for any required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances under the defined contribution plan(s) of all Key Employees and the Present Value of accrued benefits under the defined benefit plan(s) for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plan(s) for all employees and the Present Value of accrued benefits under the defined benefit plans for all employees. Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit (including those made from terminated plan(s) of the Employer which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date.

       (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of an employee who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers and transfers during the five-year period ending on the determination date are to be taken into account, shall be determined according to the provisions of Code Section 416 and regulations thereunder. The account balances and accrued benefits of an individual who has performed no service for the Employer during the five-year period ending on the determination date shall be excluded from the Top-heavy Ratio until the time the individual again performs service for the Employer. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

       Account, as used in this definition, means the value of an employee's account under one of the Employer's retirement plans on the latest valuation date. In the case of a money purchase plan or target benefit plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date or due to be made as of such determination date but not yet forwarded to the insurer or trustee. In the case of a profit sharing plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date. During the first Year of any profit sharing plan such adjustment in value shall include contributions made after such determination date that are allocated as of a date in such Year. The nondeductible employee contributions which an employee makes under a defined benefit plan of the Employer shall be treated as if they were contributions under a separate defined contribution plan.

       Valuation Date means, as to this Plan, the last day of the last calendar month ending in a Year.

       Year means the Plan Year unless another year is specified by the Employer in a separate written resolution in accordance with regulations issued by the Secretary of the Treasury or his delegate.





ARTICLE X                            73

SECTION 10.03--MODIFICATION OF VESTING REQUIREMENTS.

       If a Participant's Vesting Percentage determined under Article I is not at least as great as his Vesting Percentage would be if it were determined under a schedule permitted in Code Section 416, the following shall apply. During any Year in which the Plan is a Top-heavy Plan, the Participant's Vesting Percentage shall be the greater of the Vesting Percentage determined under Article I or the schedule below.

                           VESTING SERVICE                       NONFORFEITABLE
                            (whole years)                          PERCENTAGE.
                             Less than 3                                 0
                              3 or more                                100

       The schedule above shall not apply to Participants who are not credited with an Hour-of-Service after the Plan first becomes a Top-heavy Plan. The Vesting Percentage determined above applies to all of the Participant's Account resulting from Employer Contributions, including Contributions the Employer makes before the TEFRA Compliance Date or when the Plan is not a Top-heavy Plan.

       If, in a later Year, this Plan is not a Top-heavy Plan, a Participant's Vesting Percentage shall be determined under Article I. A Participant's Vesting Percentage determined under either Article I or the schedule above shall never be reduced and the election procedures of the AMENDMENTS SECTION of
Article IX shall apply when changing to or from the schedule as though the automatic change were the result of an amendment.

       The part of the Participant's Vested Account resulting from the minimum contributions required pursuant to the MODIFICATION OF CONTRIBUTIONS SECTION of
Article X shall not be forfeited because of a period of reemployment after benefit payments have begun.

SECTION 10.04--MODIFICATION OF CONTRIBUTIONS.

       During any Year in which this Plan is a Top-heavy Plan, the Employer shall make a minimum contribution or allocation on the last day of the Year for each person who is a Non-key Employee on that day and who either was or could have been an Active Participant during the Year. A Non-key Employee is not required to have a minimum number of hours-of-service or minimum amount of Compensation, or to have had any Elective Deferral Contributions made for him in order to be entitled to this minimum. The minimum contribution or allocation for such person shall be equal to the lesser of (a) or (b) below:

       (a) Three percent of such person's Compensation (as defined in this article).

       (b) The "highest percentage" of Compensation (as defined in this article) for such Year at which the Employer's contributions are made for or allocated to any Key Employee. The highest percentage shall be determined by dividing the Employer Contributions made for or allocated to each Key Employee during such Year by the amount of his Compensation (as defined in this article), which is not more than the maximum set out above, and selecting the greatest quotient (expressed as a percentage). To determine the highest percentage, all of the Employer's defined contribution plans within the Aggregation Group shall be treated as one plan. The provisions of this paragraph shall not apply if this Plan and a defined benefit plan of the Employer are required





ARTICLE X                            74
              to be included in the Aggregation Group and this Plan enables the defined benefit plan to meet the requirements of Code Section 401(a)(4) or Code Section 410.

              Any required Contribution shall be satisfied first by any Employer Contribution and Forfeiture in the United Companies Financial Corporation Employee Stock Ownership Plan.

       If the Employer's contributions and allocations otherwise required under the defined contribution plan(s) are at least equal to the minimum above, no additional contribution or reallocation shall be required. If the Employer's contributions and allocations are less than the minimum above and Employer Contributions under this Plan are allocated to Participants, any Employer Contributions (other than those which are allocated on the basis of the amount made for such person) shall be reallocated to provide the minimum. The remaining Contributions shall be allocated as provided in the preceding articles of this Plan taking into account any amount which was reallocated to provide the minimum. If the Employer's total contributions and allocations are less than the minimum above after any reallocation provided above, the Employer shall contribute the difference for the Year.

       The minimum contribution or allocation applies to all of the Employer's defined contribution plans in the aggregate which are Top-heavy Plans. If an additional contribution or allocation is required to meet the minimum above, it shall be provided in this Plan.

       A minimum allocation under a profit sharing plan shall be made without regard to whether or not the Employer has profits.

       If a person who is otherwise entitled to a minimum contribution or allocation above is also covered under a defined benefit plan of the Employer's which is a Top-heavy Plan during that same Year, the minimum benefits for him shall not be duplicated. The defined benefit plan shall provide an annual benefit for him on, or adjusted to, a straight life basis of the lesser of (c) two percent of his average pay multiplied by his years of service or (d) twenty percent of his average pay. Average pay and years of service shall have the meaning set forth in such defined benefit plan for this purpose.

       For purposes of this section, any employer contribution made according to a salary reduction or similar arrangement shall not apply before the first Yearly Date in 1985. On and after the first Yearly Date in 1989, any such employer contributions and employer contributions which are matching contributions, as defined in Code Section 401(m), shall not apply in determining if the minimum contribution requirement has been met, but shall apply in determining the minimum contribution required. Forfeitures credited to a Participant's Account are treated as employer contributions.

       The requirements of this section shall be met without regard to contributions under Chapter 2 of the Code (relating to tax on self-employment), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title II of the Social Security Act or any other Federal or state law.





ARTICLE X                            75

SECTION 10.05--MODIFICATION OF CONTRIBUTION LIMITATION.

       If the provisions of subsection (e) of the CONTRIBUTION LIMITATION SECTION of Article III are applicable for any Limitation Year during which this Plan is a Top-heavy Plan, the benefit limitations shall be modified. The definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction in the CONTRIBUTION LIMITATION SECTION of Article III shall be modified by substituting "1.0" in lieu of "1.25." The optional denominator for determining the Defined Contribution Plan Fraction shall be modified by substituting "$41,500" in lieu of "$51,875." In addition, an adjustment shall be made to the numerator of the Defined Contribution Plan Fraction. The adjustment is a reduction of that numerator similar to the modification of the Defined Contribution Plan Fraction described in the CONTRIBUTION LIMITATION SECTION of Article III, and shall be made with respect to the last Plan Year beginning before January 1, 1984.

       The modifications in the paragraph above shall not apply with respect to a Participant so long as employer contributions, forfeitures or nondeductible employee contributions are not credited to his account under this or any of the Employer's other defined contribution plans and benefits do not accrue for such Participant under the Employer's defined benefit plan(s), until the sum of his Defined Contribution and Defined Benefit Plan Fractions is less than 1.0.





ARTICLE X                            76

       By executing this Plan, the Primary Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the Plan's legal and tax implications.


       Executed this __________ day of_______________________________________,
19______.


                                        UNITED COMPANIES FINANCIAL CORPORATION


                                        By:
                                           ------------------------------------

                                           ------------------------------------
                                                         Title





PLAN EXECUTION                       77

                FOURTH AMENDMENT TO THE 1994 RESTATEMENT OF THE

                     UNITED COMPANIES FINANCIAL CORPORATION

                            EMPLOYEES' SAVINGS PLAN

                      ___________________________________

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


       BE IT KNOWN, that on the 30th day of December, 1996, at the place hereinafter written, in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

       UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of the State of Louisiana, with its principal place of business at 4041 Essen Lane, Baton Rouge, Louisiana 70809, represented herein by Dale E. Redman, its authorized officer, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof (hereinafter referred to as "Employer" or "Company")

                              W I T N E S S E T H:

       WHEREAS, the Employer did establish the United Companies Financial Corporation Employees' Savings,Plan and Trust ("Plan & Trust" or "Employees' Savings Plan and Trust") on November 13, 1987, effective July 1, 1987; amended and restated effective January 1, 1989; amended and restated in separate Plan document and Trust document, effective January 1, 1994, and wishes to further amend said Plan; and

       WHEREAS, the Employer desires to amend the Plan effective September 1, 1996, in order to permit the Trustee to acquire Employer Securities for the benefit of the Investment Fund, if the Fair Market Value does not exceed 100% of the Investment Fund, subsequent to such acquisition;

       NOW THEREFORE, the Employer does hereby amend the Plan, effective September 1, 1996, except as otherwise provided herein, as follows:

       Article IV of the Plan is hereby amended, effective September 1, 1996, by substituting the following paragraph in lieu of the second paragraph of
Section 4.02 thereof:

              Notwithstanding any other provision of this Plan, the Trustee may not acquire or hold any Employer Security which is not a "qualifying employer security" (within the meaning of section 407(d)(5) of ERISA) provided, however, that the Investment Fund may not acquire any Employer Security if immediately after such acquisition, the Fair Market Value of Employer Securities held by the Investment Fund exceeds 100% of the Fund.

       The amendments made hereunder are intended to qualify the Plan for the period beginning September 1, 1996, except as otherwise provided herein, as a qualified Profit Sharing Plan and Trust under the Internal Revenue Code and ERISA. Therefore, any provisions which cause the Plan not-to be in compliance with either statute, or with regulations promulgated thereunder, shall be separable from the remaining amendments and shall not cause them to be rendered invalid, so that all the amendments will have as much force and effect as allowed by law. In the case of any ambiguity, the language shall be interpreted to effectuate the stated purposes of those amendments and in such a way as to cause the Plan to continue to be a qualified plan under the statutes.

       IN WITNESS WHEREOF, the Employer has caused this Amendment to be signed by its duly authorized officer, before the undersigned competent witnesses on the date indicated above, at Baton Rouge, Louisiana


WITNESSES:                              UNITED COMPANIES FINANCIAL CORPORATION,
                                        EMPLOYER:


                                        By:
------------------------------------       ------------------------------------
                                                   Authorized Officer

------------------------------------

                 THIRD AMENDMENT TO THE 1994 RESTATEMENT OF THE

                     UNITED COMPANIES FINANCIAL CORPORATION

                            EMPLOYEES' SAVINGS PLAN

                      ___________________________________

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


       BE IT KNOWN, that on the 3Oth day of December, 1996, at the place hereinafter written, in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

       UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of the State of Louisiana, with its principal place of business at 4041 Essen Lane, Baton Rouge, Louisiana 70809, represented herein by Dale E. Redman, its authorized officer, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof (hereinafter referred to as "Employer" or "Company")


                              W I T N E S S E T H:

       WHEREAS, the Employer did establish the United Companies Financial Corporation Employees' Savings Plan and Trust ("Plan & Trust" or "Employees' Savings Plan and Trust") on November 13, 1987, effective July 1, 1987; amended and restated effective January 1, 1989; amended and restated in separate Plan document and Trust document, effective January 1, 1994, and wishes to further amend said Plan; and

       WHEREAS, the Employer desires to amend the Plan effective September 1, 1996, in order to permit Participants to elect to make Elective Deferrals up to the highest percentage limit for the entire Plan Year during which they are eligible; and

       WHEREAS, the Employer desires to restrict Insiders with respect to investment in Employer Securities;

       NOW THEREFORE, the Employer does hereby amend the Plan, effective September 1, 1996, except as otherwise provided herein, as follows:

       Article II of the Plan is hereby amended, effective November 1, 1996, by adding the following definition at the end thereof:

              "INSIDER" shall mean an individual who is a Participant in the Plan and who is either President, Chief Executive Officer, Executive Vice President or Controller of United Companies Financial Corporation. Such status as an Insider shall be determined by the position of the individual as of the date of any transaction referred to herein. Status as an Insider or not under this definition shall not be determinative for any other purpose besides the Internal Revenue Code and the Employee Retirement Income Security Act of 1974, as amended. Status as an Insider under this definition shall not be determinative for purposes of securities laws.

       Article III of the Plan is hereby amended by substituting the following for the first sentence of subsection (a) of section 3.01 thereof:

              (a) The amount of each Elective Deferral Contribution for a Participant shall be equal to that percentage of his Compensation which he has elected in his elective deferral agreement. The percentage of Compensation chosen as an Elective Deferral may not exceed ten (10%) percent of the total Compensation for the Plan Year; however, the Participant may elect a percentage of each payment which is greater than ten (10%) percent in order to make up for a lesser election during an earlier election period in the Plan Year. A one-time election may be made on the Effective Date of this Amendment.

       Article IV of the Plan is hereby amended, effective November 1, 1996, by adding the following language at the end of section 4.03 thereof:

              Effective November 1, 1996, the following limitations shall apply
       to Insiders who are Participants in the Plan.   An Insider may not elect
       a change of investment of his or her Elective Deferral Account under the following circumstances: (a) if the Participant has made an election to invest all or a portion of his Elective Deferral Account in Employer Securities, including a quarterly election of salary reduction amounts, within the preceding six (6) months, then he or she may not elect to sell or transfer any such Employer Securities from his Elective Deferral Account; (b) if the Participant has made an election to sell or transfer all or any portion of the Employer Securities held in his Elective Deferral Account within the preceding six (6) months, then the Participant may not elect to have any portion of his or her Elective Deferral Account invested in Employer Securities, including a quarterly election of salary reduction amounts. A distribution from the Plan to a Participant shall not be considered a sale or transfer or investment for the foregoing purposes unless the Plan causes a sale, transfer or new
       investment prior to the physical distribution to the Participant.   An
       election by the Participant to change the amount of his Elective Deferral shall not be considered an election to sell, transfer or invest Employer Securities so long as any prior investment election continues to apply to the changed amount. An election to make a Participant loan, which choice required the sale or transfer of Employer Securities from the Participant's account, shall be considered an election to sell or transfer Employer Securities for purposes of the foregoing.

       The amendments made hereunder are intended to qualify the Plan for the period beginning September 1, 1996, except as otherwise provided herein, as a qualified Profit Sharing Plan and Trust under the Internal Revenue Code and ERISA. Therefore, any provisions which cause the Plan not to be in compliance with either statute, or with regulations promulgated thereunder, shall be separable from the remaining amendments and shall not cause them to be rendered invalid, so that all the amendments will have as much force and effect as
allowed by law.   In the case of any ambiguity, the language shall be
interpreted to effectuate the stated purposes of those amendments and in such a way as to cause the Plan to continue to be a qualified plan under the statutes.

           IN WITNESS WHEREOF, the Employer has caused this Amendment to be signed by its duly authorized officer, before the undersigned competent witnesses on the date indicated above, at Baton Rouge, Louisiana.

WITNESSES:                              UNITED COMPANIES FINANCIAL CORPORATION,
                                        EMPLOYER:



                                        By:
------------------------------------       ------------------------------------
                                                     Authorized Officer

------------------------------------

                SECOND AMENDMENT TO THE 1994 RESTATEMENT OF THE

                     UNITED COMPANIES FINANCIAL CORPORATION

                            EMPLOYEES' SAVINGS PLAN
                       _________________________________

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

       BE IT KNOWN, that on the 24th day of July, 1996, at the place hereinafter written, in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

       UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of the State of Louisiana, with its principal place of business at 4041 Essen Lane, Baton Rouge, Louisiana 70809, represented herein by
       J. Terrell Brown, its authorized officer, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof (hereinafter referred to as "Employer" or "Company")

                                      and


       UNITED COMPANIES LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana, with its principal place of business
       at 4041 Essen Lane, Baton Rouge,   Louisiana 70809, represented herein
       by J. Terrell Brown, its authorized officer, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof (hereinafter referred to as "Resigning Employer")

                              W I T N E S S E T H:

       WHEREAS, the Employer did establish the United Companies Financial Corporation Employees' Savings Plan and Trust ("Plan & Trust" or Employees' Savings Plan and Trust") on November 13, 1987, effective July 1, 1987; amended and restated effective January 1, 1989; amended and restated in separate Plan document and Trust document December 30, 1994, and wishes to further amend said Plan and

       WHEREAS, the Resigning Employer is being sold by the Company and will no longer be a member of a controlled group of corporations with the Company; and

       WHEREAS, the Company and the Resigning Employer want to cease the Resigning Employer's maintenance of the Plan and to specify the terms and conditions under which the Resigning Employer ceases to maintain the Plan;

       NOW THEREFORE, the Company does hereby amend the Plan, effective on the date of sale of the Resigning Employer, except as otherwise provided herein, the Resigning Employer hereby ceases to maintain the Plan and the Plan is amended to specify the allocation to Employees of the Resigning Employer, as follows:

Article II is hereby amended by deleting UNITED COMPANIES LIFE INSURANCE COMPANY from the list of adopting employers in the fifth paragraph of Section
2.04 thereof, at the bottom of page 21, with such deletion to be effective on the date of sale of the Resigning Employer for all purposes except the limited purpose of the deferral and transmittal of Elective Deferrals of employees through the last day of the pay period in which the sale occurs.

       Article III is hereby amended by adding the following at the end of subsection (a) of Section 3.01 thereof:

       Participating Employees of UNITED COMPANIES LIFE INSURANCE COMPANY shall be permitted to continue in effect their Elective Deferrals to the Plan for the period from the date of sale to the end of the pay period in which the sale falls; provided, however, that such Participants shall have the opportunity to redirect their Elective Deferrals and have them included in compensation for such period by notifying the Plan
       Administrator prior to the date of the contribution to the Plan.   Such
       Elective Deferrals will be made for such period unless the Participant affirmatively elects not to have such deferrals, notwithstanding that no Matching Contributions will be made which are attributable thereto.

       Article III is further amended by adding the following at the end of the Subsection (b) of Section 3.01 thereof:

       No Matching Contributions shall be made based on the compensation of participants who are employees of UNITED COMPANIES LIFE INSURANCE COMPANY, for the period from the date of sale of UNITED COMPANIES LIFE INSURANCE COMPANY to the last day of the pay period in which the sale occurs, notwithstanding that Elective Deferrals may be accepted by the Plan from such Participants for such period.

       The amendments made hereunder are intended to qualify the Plan as of the date of sale of the Resigning Employer as a qualified Profit Sharing Plan and Trust under the Internal Revenue Code and ERISA. Therefore, any provisions which cause the Plan not to be in compliance with either statute or with regulations promulgated thereunder, shall be separable from the remaining amendments and shall not cause them to be rendered invalid, so that all the amendments will have as much force and effect as allowed by law. In the case of any ambiguity, the language shall be interpreted to effectuate the stated purposes of those amendments and in such a way as to cause the Plan to continue to be a qualified plan under the statutes.

       IN WITNESS WHEREOF, the Employer has caused this Amendment to be signed by its duly authorized officer, before the undersigned competent witnesses on the date indicated above, at Baton Rouge, Louisiana.

WITNESSES:                              UNITED COMPANIES FINANCIAL CORPORATION,
                                        EMPLOYER:


                                        By:
------------------------------------        ------------------------------------

------------------------------------


                                        UNITED COMPANIES LIFE INSURANCE
                                        CORPORATION, RESIGNING EMPLOYER


                                        By:
------------------------------------       ------------------------------------
                                                   Authorized Officer

------------------------------------

                 FIRST AMENDMENT TO THE 1994 RESTATEMENT OF THE

                     UNITED COMPANIES FINANCIAL CORPORATION

                            EMPLOYEES' SAVINGS PLAN
                        ________________________________


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


       BE IT KNOWN, that on the ______ day of ______________, 1995, at the place hereinafter written, in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

       UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of the State of Louisiana, with its principal place of business at 4041 Essen Lane, Baton Rouge, Louisiana 70809, represented herein by ________________________, its authorized officer, duly authorized to act by virtue of a corporate resolution attached hereto and made a part hereof (hereinafter referred to as "Employer" or "Company")


                              W I T N E S S E T H:

       WHEREAS, the Employer did establish the United Companies Financial Corporation Employees' Savings Plan and Trust ("Plan & Trust" or "Employees' Savings Plan and Trust") on November 13, 1987, effective July 1, 1987; amended and restated effective January 1, 1989; amended and restated in separate Plan document and Trust document, and wishes to further amend said Plan; and

       WHEREAS, the Employer desires to amend the Plan to limit deferrals of Participants to ten (10%) percent of total Compensation; and

       WHEREAS, the Employer desires to clarify the means by which the IRC
Section 415 limits are met and to coordinate the provisions of the ESOP and the Savings Plan;

       NOW THEREFORE, the Employer does hereby amend the Plan, effective January 1, 1994, except as otherwise provided herein, as follows:

       Article III of the Plan is hereby amended, effective on the date of execution, by substituting "10%" for "15%" in the first sentence of subsection
(a) of section 3.01 thereof.

       Article III of the Plan is hereby further amended by substituting for the second paragraph of subsection (c) of section 3.04 thereof the following:

       "If a Participant's Annual Additions under this Plan and all such other plans result in an Excess Annual Amount, such Excess Annual Amount shall be deemed to consist of the amounts last allocated. In particular, if amounts are allocated as of the same date, Elective Deferrals shall be allocated first; any required Employer Contributions under this Plan or any other cash or deferred arrangement in order to satisfy nondiscrimination tests will be allocated second; Marching Contributions under this Plan shall be allocated third; Discretionary Contributions under this Plan shall be considered allocated fourth; amounts allocated as a result of payment of an Employee Stock Ownership Plan Loan under the United Companies Financial Corporation Employee Stock Ownership Plan shall be allocated fifth; and discretionary Employer Contributions allocated under the United Companies Financial Corporation Employee Stock Ownership Plan for purposes other than ESOP loan repayment, shall be considered to have been allocated last. Thus, Elective Deferrals and Matching Contributions which are allocated prior to the last day of the Plan Year, such as on quarterly allocation dates, will be allocated before any of the above which are allocated ont he last day of the Plan Year.
Notwithstanding the above, Annual Additions attributable to a welfare benefit fund, if any, will be deemed to have been allocated first, regardless of the actual allocation date."

       The amendments made hereunder are intended to qualify the Plan for the period beginning January 1, 1994, except as otherwise provided herein, as a qualified Profit Sharing Plan and Trust under the Internal Revenue Code and ERISA. Therefore, any provisions which cause the Plan not to be in compliance with either statute, or with regulations promulgated thereunder, shall be separable from the remaining amendments and shall not cause them to be rendered invalid, so that all the amendments will have as much force and effect as allowed by law. In the case of any ambiguity, the language shall be interpreted to effectuate the stated purposes of those amendments and in such a way as to cause the Plan to continue to be a qualified plan under the statutes.

       IN WITNESS WHEREOF, the Employer has caused this Amendment to be signed by its duly authorized officer, before the undersigned competent witnesses on the date indicated above, at Baton Rouge, Louisiana.

WITNESSES:                              UNITED COMPANIES FINANCIAL
                                        CORPORATION, EMPLOYER:


                                        By:
------------------------------------        ------------------------------------
                                                    Authorized Officer